                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))



     [X] Definitive proxy statement


     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              BORDERS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:
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     (4) Date filed:
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

                                  BORDERS LOGO
                           500 East Washington Street
                           Ann Arbor, Michigan 48104
        ---------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 15, 1997
        ---------------------------------------------------------------

To the Stockholders of
  BORDERS GROUP, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of Borders Group, Inc., a Delaware corporation (the "Company") will be held at 8:30 a.m. on May 15, 1997, at the Regency Hotel, 540 Park Avenue, New York, New York, for the following purposes:

     1. To elect two Class II Directors of the Company, each to serve for a term of three years, except that, if the proposal to change the Company's state of incorporation from Delaware to Michigan is approved, the staggered Board of Directors will be eliminated and each director elected at the meeting will serve for a term of one year;

     2. To approve the Company's Stock Option Plan,

     3. To approve an amendment to the Company's Stock Option Plan to increase the number of shares available for broad-based grants,

     4. To approve an amendment to the Company's Stock Option Plan to increase the number of shares available for compensation replacement options,

     5. To approve the Company's Annual Incentive Bonus Plan,

     6. To approve a change in the Company's state of incorporation from Delaware to Michigan, and

     7. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     Only stockholders of record at the close of business on April 4, 1997, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          THOMAS D. CARNEY
                                          Secretary

Ann Arbor, Michigan
April 9, 1997

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

   EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON, IF YOU SO DESIRE.
--------------------------------------------------------------------------------

                              BORDERS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 1997

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished to the stockholders of Borders Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at 8:30 a.m. on Thursday, May 15, 1997, at the Regency Hotel, 540 Park Avenue, New York, New York, and at any and all adjournments or postponements thereof. At the Annual Meeting, the stockholders of the Company are being asked to consider and vote upon (i) the election of two Class II Directors, each to serve for a term of three years, except that, if the proposal to change the Company's state of incorporation from Delaware to Michigan is approved, the staggered Board of Directors will be eliminated and each director elected at the meeting will serve for a term of one year; (ii) a proposal to approve the Company's Stock Option Plan; (iii) a proposal to approve an amendment to the Company's Stock Option Plan to increase the number of shares available for broad-based grants; (iv) a proposal to approve an amendment to the Company's Stock Option Plan to increase the number of shares available for compensation replacement options; (v) a proposal to approve the Company's Annual Incentive Bonus Plan; and (vi) a proposal to approve a change in the Company's state of incorporation from Delaware to Michigan.

     This proxy statement and the enclosed form of proxy are first being mailed to stockholders of the Company on or about April 9, 1997.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES


     Only holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on April 4, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 75,897,031 shares of Common Stock outstanding. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. All abstentions and broker non-votes will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting.


     Each stockholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held in such stockholder's name on the Record Date on any matter submitted to a vote of stockholders at the Annual Meeting. The election of the Class II Directors will require the affirmative vote of a plurality of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Annual Meeting. The adoption of the proposals relating to the approval of (i) the Company's Stock Option Plan, (ii) an amendment to the Stock Option Plan to increase the number of shares available for broad-based grants, (iii) an amendment to the Stock Option Plan to increase the number of shares available for compensation replacement options, and (iv) the Company's Annual Incentive Bonus Plan, will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. The proposal to change the Company's state of incorporation from Delaware to Michigan will require the affirmative vote of a majority of the outstanding shares of Common Stock. In determining whether any proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal. Abstentions and broker non-votes will not be counted as votes cast in connection with determining plurality required to elect a director and will have no effect on the outcome of that vote.

     Shares of Common Stock represented by properly executed proxies received in time for voting at the Annual Meeting will, unless such proxy has previously been revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, the persons named in the accompanying form of proxy intend to vote all properly executed proxies received by them (i) FOR the election of the Board of Director's nominees as Class II Directors and (ii) FOR each of the Proposals. No business other than as set forth in the accompanying Notice of Annual Meeting is expected to come before the Annual Meeting, but should any other matter requiring a vote of stockholders be properly brought before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters. For information with respect to advance notice requirements applicable to stockholders who wish to propose any matter for consideration or nominate any person for election as a director at an annual meeting, see "Proposals of Stockholders".

     Under applicable Delaware law, the holders of Common Stock are not entitled to appraisal rights in connection with any proposal to be acted on at the Annual Meeting.

     Execution of the enclosed proxy will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering in a timely manner a written revocation or a new proxy bearing a later date to the Secretary of the Company, 500 East Washington Street, Ann Arbor, Michigan 48104, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute a revocation of a proxy.

     This solicitation is being made by the Company. The cost of this solicitation will be borne by the Company. Solicitation will be made by mail, and may be made personally or by telephone by officers and other employees of the Company who will not receive additional compensation for solicitation. The Company has retained Corporate Investor Communications, Inc. to assist in the distribution and solicitation of proxies at a cost of approximately $10,000.

     The principal executive offices of the Company are located at 500 East Washington Street, Ann Arbor, Michigan, 48104, and its telephone number is (313) 913-1100.

                                   PROPOSAL 1

                         ELECTION OF CLASS II DIRECTORS

     The Board of Directors of the Company is presently divided into three classes, designated Class I, Class II and Class III, each serving three-year terms. The Company's Certificate of Incorporation requires that such classes be as nearly equal in number of directors as possible. The terms of the Company's two current Class II Directors, Larry Pollock and George R. Mrkonic, expire at the Annual Meeting.


     At the Annual Meeting, two Class II Directors are to be elected to serve for three-year terms ending in 2000 or until their respective successors are elected and qualified or their earlier death, resignation or removal. However, if the proposal to change the Company's state of incorporation from Delaware to Michigan is approved, the staggered Board of Directors will be eliminated and each director elected at the meeting will serve for a term of one year and the terms of the other directors will end at the 1998 Annual Meeting or their earlier death, resignation or removal. Each of the two nominees presently serves as a Class II Director. Each of the two nominees has committed to serve as a Director if elected at the Annual Meeting and, to the best knowledge of the Board of Directors, is and will be able to serve if so elected. In the event that either of the nominees listed below should be unavailable to stand for election before the Annual Meeting, the persons named in the accompanying proxy intend to vote for such other person, if any, as may be designated by the Board of Directors, in the place of any nominee unable to serve.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE COMPANY'S NOMINEES AS CLASS II DIRECTORS.

     Set forth below is a brief biography of each nominee for election as a Class II Director and of all other members of the Board of Directors who will continue in office.

                  NOMINEES FOR ELECTION AS CLASS II DIRECTORS

                             TERM EXPIRING IN 2000

     LARRY POLLOCK, AGE 49. In January 1997, Mr. Pollock became Executive Vice President and Chief Operating Officer of HomePlace, Inc., a chain of home furnishings and housewares superstores. From 1994 until 1996, he served as the President, Chief Operating Officer and a director of Zale Corporation, a jewelry retailer. From 1990 through 1993, Mr. Pollock served as President and Chief Operating Officer of Karten's Jewelers, Inc., a New England jewelry chain. Mr. Pollock is a partner of Independent Group L.P., a privately-held radio broadcasting company based in Cleveland, Ohio, and a director of New West Eyeworks, Inc., a retail optical company. He has served as a director of the Company since August, 1995.

     GEORGE R. MRKONIC, AGE 44. Mr. Mrkonic has served as the Vice Chairman of the Company since December 1994, and a Director since its formation in August 1994. He also served as President of the Company from December 1994 until January 1997. Prior to joining the Company, Mr. Mrkonic served as Executive Vice President, Specialty Retailing Group of Kmart Corporation, where he had overall responsibility for the specialty retailing operations of Kmart including, among others, Borders, Inc. and Walden Book Company, Inc., from November 1990 to November 1994. Mr. Mrkonic is also a director of Champion Enterprises, Inc., a manufacturer and seller of manufactured homes and mid-sized buses and Comshare, Inc., which produces computer software for business applications.

                          INCUMBENT CLASS I DIRECTORS

                             TERM EXPIRING IN 1999

     PETER R. FORMANEK, AGE 53. Mr. Formanek was co-founder of Autozone Inc., a retailer of aftermarket automotive parts, and served as President and Chief Operating Officer of Autozone, Inc. from 1986 until his retirement in May, 1994. He currently is a director of The Perrigo Company, a manufacturer of store brand over-the-counter drug and personal care products and vitamins. Mr. Formanek has served as a director of the Company since August, 1995.


     BRIAN P. LAMB, AGE 55. Mr. Lamb is Chairman, Chief Executive Officer and a director of C-SPAN, the Cable Satellite Public Affairs Network which he founded in 1977. He has served as a director of the Company since August, 1995.


     AMY B. LANE, AGE 44. In January 1997, Ms. Lane became Managing Director, Investment Banking Group, of Merrill Lynch. From 1989 through 1996, she served as a Managing Director, Corporate Finance, of Salomon Brothers Inc., including service as Co-Head of Salomon Brothers Investment Banking Group covering the retail industry. She has served as a director of the Company since August, 1995.

                         INCUMBENT CLASS III DIRECTORS

                             TERM EXPIRING IN 1998


     LEONARD A. SCHLESINGER, AGE 44. Mr. Schlesinger is the George Fisher Baker, Jr. Professor of Business Administration at the Harvard Business School. He has served as a faculty member at the Harvard Business School for more than five years. Mr. Schlesinger serves as a director of Limited,

Inc., a specialty retailer, Pegasystems, Inc., a customer service software company, and has served as a director of the Company since August, 1995.


     ROBERT F. DIROMUALDO, AGE 52. Mr. DiRomualdo has been the Chairman and Chief Executive Officer and a director of the Company since its formation in August 1994. Prior to the formation of the Company, Mr. DiRomualdo was President and Chief Executive Officer of Borders, Inc. from January 1989 to February 1994. From February 1994 to August 1994, Mr. DiRomualdo was responsible for overall operations at Borders, Inc. and Walden Book Company, Inc.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended January 26, 1997, the Board of Directors held seven meetings. The Board of Directors has established standing Audit and Compensation Committees. The membership and functions of the committees of the Board of Directors are as follows:

     The Audit Committee was established for the purpose of reviewing and making recommendations regarding the Company's employment of independent accountants, the annual audit of the Company's financial statements and the Company's internal controls, accounting practices and policies. Four meetings of the Audit Committee were held during the fiscal year ended January 26, 1997. The current members of the Audit Committee are Mr. Lamb and Ms. Lane.

     The Compensation Committee was established for the purpose of making recommendations to the Board of Directors regarding the nature and amount of compensation for executive officers of the Company. The Compensation Committee also administers certain of the Company's employee benefit plans. Five meetings of the Compensation Committee were held during the fiscal year ended January 26, 1997. The current members of the Compensation Committee are Mr. Formanek, Mr. Pollock, and Mr. Schlesinger.

     Each director attended at least 75% of the Board and Committee meetings held during the period in which he or she was a director.

COMPENSATION OF DIRECTORS


     Each director who is not an employee of the Company receives $25,000 in restricted shares of Common Stock (the "Restricted Shares") paid and valued at the beginning of the relevant calendar year. The restrictions on such Restricted Shares will generally lapse one year from the date of grant. Each director who is not an employee of the Company also receives $1,000 in value of Common Stock for each board meeting attended, and $500 in Common Stock for each committee meeting attended, paid and valued at the end of the calendar quarter in which the meetings occurred. Such Common Stock cannot be sold until at least six months after the date of grant.



     On the date of each of the Company's Annual Meetings, each eligible director receives an option to purchase 10,000 shares of Common Stock of the Company. The exercise price of options granted under the Plan is the fair market value on the date of grant. To be eligible to receive option grants at the Annual Meetings to be held in 1997, 1998 and 1999 and thereafter, a director generally must have owned at least 10,000, 15,000 and 20,000 shares of Common Stock, respectively, for the one-year period prior to the date of the meeting.


     Each option vests and becomes exercisable on the third anniversary of the date of grant except that (i) an option is forfeited in its entirety if the director ceases, at any time prior to his or her exercise of the option, to hold the minimum number of shares that he or she was required to hold for the one year period prior to the grant to be eligible therefor; (ii) all outstanding options vest and become immediately exercisable in the event of a change in control of the Company, and (iii) all options held by a director who has served as a director for six years or more vest and become immediately exercisable as of the date upon which he or she ceases to serve as a director.

     An option may be exercised only during the period that the optionee serves as a director of the Company or within three months after termination of such service and only if it is vested and has not expired at the time of termination. However, if the director ceases to serve as such as a result of death or if the individual has served as a director of the Company for more than 10 years, such three month period is extended to three years.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock of the Company. Such officers and directors are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all executive officers and directors of the Company complied with the Section 16(a) filing requirements for the fiscal year ended January 26, 1997, except that Amy Lane, a director of the Company, reported one transaction in a late Form 4 filing.

                             EXECUTIVE COMPENSATION
GENERAL

     The following summary compensation table sets forth information regarding the annual and long-term compensation awarded to, earned by or paid for the fiscal year ended January 26, 1997 to the named executive officers of the Company.

                           SUMMARY COMPENSATION TABLE


                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                                 -----------------------
                                                                                              SECURITIES
                                                                OTHER ANNUAL     RESTRICTED   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR(1)   SALARY(2)   BONUS(2)   COMPENSATION(3)    STOCK(2)    OPTIONS(4)   COMPENSATION(5)
---------------------------   -------   ---------   --------   ---------------   ----------   ----------   ---------------
Robert F. DiRomualdo........   1996      $343,333      --         $131,325        $696,967     233,418        $  2,687
  Chairman and Chief           1995      $171,667   $ 68,750      $208,332        $618,333     577,610        $  4,620
  Executive Officer
George R. Mrkonic...........   1996      $343,333      --         $131,325        $696,967     233,418        $  2,914
  Vice Chairman                1995      $171,667   $ 68,750      $208,332        $618,333     583,068        $  4,620
Bruce A. Quinnell...........   1996      $230,000   $172,500      $ 96,600        $501,400     187,418         --
  President                    1995      $115,000   $ 54,900      $208,332        $413,000     370,878        $  4,620
Kathryn L. Winkelhaus.......   1996      $200,000   $120,000      $ 30,750        $123,000       --           $ 21,304
  President -- Waldenbooks     1995      $199,167   $ 14,664      $ 63,543        $ 48,880     155,798        $ 95,364
Timothy J. Hopkins..........   1996      $116,666   $ 75,000      $ 42,000        $251,334       --           $  3,938
  President -- Borders         1995      $ 16,667   $ 14,664      $125,000        $165,547     153,230        $140,676
  Group Merchandising(6)


-------------------------
(1) Under the rules promulgated by the Securities and Exchange Commission, since the Company was not a reporting company during the three immediately preceding fiscal years, only the information with respect to the two most recent fiscal years is reported in the Summary Compensation Table.


(2) The salary and bonus to which the named officers were entitled for fiscal 1996 is as follows: Mr. DiRomualdo, $515,000 salary, $525,300 bonus (100% of bonus used for the purchase of restricted shares); Mr. Mrkonic, $515,000 salary, $525,300 bonus (100% of bonus used for the purchase of restricted shares); Mr. Quinnell, $345,000 salary, $558,900 bonus (69% of bonus used for the purchase of restricted shares); Ms. Winkelhaus, $200,000 salary, $243,000 bonus (51% of bonus used for the purchase of restricted shares); Mr. Hopkins, $200,000 salary, $243,000 bonus (69% of bonus used for the purchase of restricted shares). Mssrs. DiRomualdo, Mrkonic and Quinnell deferred, pursuant to the Company's Deferred Compensation Plan, all of their salary that was not used to purchase restricted shares. The salary and bonus to which the named officers were entitled for fiscal 1995 is as follows: Mr. DiRomualdo, $515,000 salary, $343,750 bonus; Mr. Mrkonic, $515,000 salary, $343,750 bonus; Mr. Quinnell, $345,000 salary, $237,900 bonus; Ms.
    Winkelhaus, $199,167 salary, $63,544 bonus; Mr. Hopkins, $133,333 salary, $63,544 bonus. Mr. DiRomualdo, Mr. Mrkonic, Mr. Quinnell and Mr. Hopkins elected to forego the payment in cash of all of their 1995 salary earned subsequent to the Company's initial public offering and a portion of their 1996 salary and all of their "on plan" bonus for fiscal 1995 (the maximum portion of the bonus as to which an election was available) and to apply such amounts toward the purchase of restricted shares. The portion of the named executive officer's salary and bonus used to purchase restricted shares is reported under the Restricted Stock column of the table and the portion of the salary and bonus paid in cash or deferred is reported under the Salary and Bonus columns. The amounts shown above as salary and bonus represent salary received prior to the Company's initial public offering and the portion of the executive's bonus in excess of his "on plan" bonus.


(3) The amounts shown for 1996 reflect the difference between $21.00, the closing price for the Common Shares on March 11, 1997, and the purchase price of $16.80 paid by each of the named executive officers for the purchase of restricted Common Shares under the management stock purchase plan. The amounts shown for 1995 reflect the difference between $7.25, the closing price for the Common Shares on May 25, 1995, the date of the IPO, and the purchase price of $6.00 paid by each of the named executive officers for the purchase of restricted Common Shares under the management stock purchase option provisions of the Company's Stock Option Plan.

(4) The number of shares has been adjusted to reflect the 2-for-1 stock split effected in the form of a stock dividend paid on March 27, 1997 to stockholders of record on March 11, 1997.

(5) "All Other Compensation" consists of employer contributions credited under the Borders Group Savings Plan, the taxable portion of Company provided life insurance and, with respect to Ms. Winkelhaus and Mr. Hopkins, the amount of reimbursed relocation costs.

(6) Mr. Hopkins commenced employment with the Company on May 1, 1995.

                       OPTION GRANTS IN FISCAL YEAR 1996

                                                                                   POTENTIAL REALIZABLE
                                              % OF TOTAL                             VALUE AT ASSUMED
                             NUMBER OF         OPTIONS                             ANNUAL RATES OF STOCK
                             SECURITIES       GRANTED TO                            PRICE APPRECIATION
                             UNDERLYING       EMPLOYEES                             FOR OPTION TERM(3)
                              OPTIONS         IN FISCAL    EXERCISE   EXPIRATION   ---------------------
           NAME              GRANTED(1)          YEAR      PRICE(1)      DATE         5%          10%
           ----              ----------       ----------   --------   ----------      --          ---
Robert F. DiRomualdo.......    27,418             0.8%      $16.38      6/8/98      $ 44,130    $ 92,210
                              206,000(2)          6.2%      $17.31      4/7/99      $365,553    $748,938
George R. Mrkonic..........    27,418             0.8%      $16.38      6/8/98      $ 44,130    $ 92,210
                              206,000(2)          6.2%      $17.31      4/7/99      $365,553    $748,938
Bruce A. Quinnell..........    27,418             0.8%      $16.38      6/8/98      $ 44,130    $ 92,210
                              160,000(2)          4.8%      $17.31      4/7/99      $283,924    $581,700
Katheryn L. Winkelhaus.....     --              --           --          --           --          --
Timothy J. Hopkins.........     --              --           --          --           --          --

-------------------------
(1) The number of shares and the exercise prices have been adjusted to reflect the 2-for-1 stock split effected in the form of a stock dividend paid on March 27, 1997 to stockholders of record on March 11, 1997.

(2) These options were granted in lieu of any salary or bonus for fiscal 1997.

(3) Represents hypothetical realizable value of the options granted at 5% and 10% annual appreciation over the option term from the share price at the date of grant.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                            SHARES OR                       # OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                           SHARE UNITS                        UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                             ACQUIRED                            FISCAL YEAR END            FISCAL YEAR END(2)
                                ON            VALUE         --------------------------   -------------------------
          NAME             EXERCISE(1)      REALIZED        EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
          ----             -----------      --------        -------------------------    -------------------------
Robert F. DiRomualdo.....   1,003,426(3)   $22,216,353(3)       198,472/ 918,422          $2,988,096/$ 8,107,960
George R. Mrkonic........     --               --                   -0-/1,083,668               $-0-/$10,049,601
Bruce A. Quinnell........     --               --                   -0-/ 663,908                $-0-/$ 5,699,454
Katheryn L. Winkelhaus...     --               --                   -0-/ 185,698                $-0-/$ 2,072,774
Timothy J. Hopkins.......     --               --                   -0-/ 153,230                $-0-/$ 1,691,275

-------------------------
(1) The number of shares and Share Units have been adjusted to reflect the 2-for-1 stock split effected in the form of a stock dividend paid on March 27, 1997 to stockholders of record on March 11, 1997.

(2) Calculated using the closing market price of the Common Stock of $18.69 on January 24, 1997, the last trading day in fiscal 1996, less the exercise price of the related options.

(3) In February 1997, Mr. DiRomualdo exercised an option for 1,003,426 shares pursuant to notice given to the Company at the end of fiscal 1996. In accordance with a Deferral Agreement entered into by the Company and Mr. DiRomualdo during 1996, upon exercise of the option, Mr. DiRomualdo received 7,734 shares, which equaled the number of shares that Mr. DiRomualdo delivered to the Company in payment of the exercise price, and 995,692 share units, which represent a general, unfunded and unsecured promise by the Company to deliver shares to Mr. DiRomualdo at a later date in accordance with the Deferral Agreement. The value set forth above assumes that all of the shares had been delivered to Mr. DiRomualdo. Mr. DiRomualdo acquired the option in exchange for a stock appreciation right that had been granted to him when Kmart Corporation acquired Borders, Inc, a subsidiary of the Company, in 1994. The stock appreciation right had replaced an option granted to Mr. DiRomualdo by Borders, Inc. in 1989.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company has entered into employment agreements with Messrs. DiRomualdo and Mrkonic, each of which provides for a minimum annual salary of $515,000 and a minimum annual "on plan" bonus of $275,000. Under the agreements, base salary, bonus, stock options and other long-term incentive compensation are to be reviewed annually, provided that Messrs. DiRomualdo and Mrkonic shall receive the same salary and potential bonus and shall be awarded options and long-term compensation on the same basis. These agreements provide that, in the event of the officer's termination of employment other than for Cause or Disability (each as defined in the respective agreement) or at the officer's election for Good Reason (as defined in the respective agreement), such officer would be entitled to a severance payment equal to two times the sum of (i) such officer's annual base salary in effect at the time of termination and (ii) the "on plan" bonus amount targeted for the fiscal year in which termination occurred. Such severance payment will be made in equal installments during the 24-month period following the month of termination. The officers are under no obligation to seek employment during the first 12 months following such termination and the severance payments will not be affected by any compensation such officers receive during such period. Following such 12-month period, each officer has an obligation to use reasonable efforts to seek other employment and, to the extent such officer earns cash compensation from such other employment, the Company's obligation to make severance payments will be correspondingly reduced.

     The Company has entered into certain severance and change in control agreements with the remaining executive officers. These agreements, which are substantially similar, generally provide that, in the event of the officer's termination of employment other than for Cause or Disability (as defined in the agreements) or at such officer's election for Good Reason (as defined in the agreements), the officer would be entitled to severance benefits. These severance benefits include: (i) cash payment of the officer's salary in effect through the month during which termination occurred, plus any other amount due to such officer under any bonus plan of the Company and (ii) monthly severance payments equal to (a) the officer's monthly base salary at the time of termination, plus (b) 1/12th of a targeted bonus amount for such officer for the fiscal year in which termination occurred. Such monthly severance payments commence in the month following termination and continue for 12 months, unless termination occurs within a two-year period following a Change in Control (as defined in the agreement) of the Company, in which case severance payments continue for 24 months and are equal to (x) the officer's monthly base salary at the time of termination or immediately prior to the Change in Control, whichever is greater, plus (y) 1/12th of a targeted bonus amount for such officer for the fiscal year in which termination occurred or the fiscal year immediately prior to the Change in Control, whichever bonus amount is greater.

     The Company estimates that if the employment of all eleven executive officers were terminated in 1997 following a Change in Control of the Company, the total severance payments to those persons under the agreements, as described above, would be approximately $11 million.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") is comprised of three independent, non-employee directors who have no "interlocking" relationships as defined by the Commission. The Committee's goal is to ensure the establishment of executive compensation policies and practices that will enable the Company to attract, retain, and motivate outstanding management that will drive superior operating performance.

     The Committee has established an executive compensation philosophy that is designed to foster a performance oriented, entrepreneurially-led ownership culture. Key considerations within that philosophy are as follows:

     - Compensation that is heavily performance-based, with a risk-reward profile designed to attract and retain performance-oriented executives.

     - A corresponding mix of cash, bonus, and equity incentives that will generate below-market compensation in the event of poor operating performance and above-market compensation in the event of superior performance.

     - An orientation toward equity incentives that includes a combination of stock and options which requires at least some annual out-of-pocket investment in the business on the part of management.

     - Restrictions on the equity incentives that promote a long-term focus on the part of management and maximize retention of personnel.

     - An increasing proportion of performance-based compensation relative to base salary as a person's level of responsibility increases.

     - The elimination of executive perquisites, such as first class domestic air travel, automobiles, country club memberships and supplemental retirement and medical plans, that are intended solely for the benefit of executives.

     The primary components of the Company's executive compensation program are:
(a) base salary; (b) annual cash bonus incentive opportunities provided through the Annual Incentive Bonus Program; (c) long-term incentive opportunities provided through the Stock Option Plan; and (d) Common Stock purchase opportunities under the Management Stock Purchase Plan. Each of these components are discussed separately in this report.

     The Committee relates total compensation levels for executive officers to compensation paid to executives at comparable companies. The companies chosen as the basis of comparison are other retailers that the Company believes most closely resemble itself in terms of compensation philosophy and performance objectives.

BASE SALARY

     Base salaries for Company executives are subject to annual review, but generally have been fixed at 1995 levels through 1998 except in cases of obvious inequity relative to other Company officers in terms of base compensation compared to level of responsibility and contribution. The objective of the Company is to drive base salary levels that are competitive but at the low end of base salaries provided by comparable retailers. The "market" rate for salaries provided by comparable retailers is determined from information gathered from published surveys. With respect to the $515,000 base salary established for Messrs. DiRomualdo and Mrkonic prior to the Company's initial public offering in November, 1994, the Committee believes that such base salary was viewed as an appropriate "market" wage. Neither Mr. DiRomualdo nor Mr. Mrkonic will have any change to their base compensation through 1998. As a result, the Committee believes that their base compensation will be below market in the future, consistent with the compensation philosophy described above. Mr. DiRomualdo, Mr. Mrkonic and Mr. Quinnell will not receive any base salary or cash bonus for fiscal 1997 and instead have been granted options for 206,000, 206,000 and 160,000 shares, respectively, of the Company's Common Stock. The number of options granted was intended by the Committee to be of approximately the same value as the compensation forgone.

ANNUAL CASH INCENTIVES

     Under the Company's Annual Incentive Bonus Plan (the "Bonus Plan"), executive officers are eligible to receive cash awards based on the Company's attainment of specific performance goals. The performance goals may be different from year to year, expressed in either quantitative and/or qualitative terms, and to the extent applicable, performance against these goals must be determined in accordance with generally accepted accounting principles and reported upon by the Company's independent public accountants.

     Generally, target incentive bonus opportunities are expressed as a dollar amount based upon a percentage of the executives' actual base salary. The Bonus Plan requires that a threshold level of performance be met, below which no bonus award would be paid and levels of performance at which specified percentages of the target bonus would be paid. The performance criteria are based upon the Company's attainment of specified levels of earnings and the executive's satisfaction of individual objectives.

     For any bonus earned, the Bonus Plan requires each executive officer to take a minimum of 20% and a maximum of 100% of their actual bonus award in the form of restricted Common Stock subject to the terms and conditions of the Management Stock Purchase Plan.

     As stated above, Mr. DiRomualdo, Mr. Mrkonic and Mr. Quinnell have been granted options in lieu of any award under the Bonus Plan for fiscal 1997.

LONG TERM INCENTIVES

     The Company attempts to foster an ownership culture that encourages deep personal commitment and superior performance by its executive officers. To promote that culture, the Company has adopted a Stock Option Plan and a Management Stock Purchase Plan. Both Plans are intended to align the executive officers' interests with the long-term interests of the Company's stockholders by providing incentives that focus attention on managing the Company from the perspective of an owner.

     The Stock Option Plan provides for the grant at fair market value of stock options with such vesting and exercise periods as the Committee may determine. In determining the number of shares in a stock option grant, the Committee takes into consideration the individual's performance, the level of the position, and the individual's present and potential contribution to the success of the Company.


     Under the Management Stock Purchase Plan, the executive officers of the Company are required to designate a minimum of 20%, and may designate up to 100%, of their annual bonus for the purchase of restricted shares of Common Stock at a 20% discount from the fair market value of the stock. If the employee ceases to be an employee during the restricted period, he or she generally will receive unrestricted shares or cash equal in value to the lesser of cost or market value of the restricted shares. However, in the event of termination by the Company without cause, a participant will receive unrestricted shares or cash equal in value to (i) the market value of a percentage of restricted shares, such percentage being based upon the number of months of employment during the restricted period, and (ii) with respect to the balance of the shares, the lesser of cost or market value of such shares.

POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

     Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the compensation table to $1 million, unless certain requirements are met.

     The Committee intends to consider carefully any plan or compensation arrangement that would result in the disallowance of compensation deductions. It will use its best judgment in such cases, however, taking all factors into account, including the materiality of any deductions that may be lost.

CONCLUSION

     As described above, the Company's executive compensation program will provide a mix of base compensation and incentives that will provide superior compensation levels only in the event of superior operating and share price performance. As such, there will be a direct alignment of the long-term interests between the executives and the stockholders of the Company.

                                          Peter Formanek
                                          Larry Pollock
                                          Leonard Schlesinger

                            STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return on the Company's Common Stock from May 24, 1995, the date of the Company's Initial Public Offering of the Company's Common Stock, through January 26, 1997, with the cumulative total return on the Standard & Poor's 500 Stock Index ("S&P 500") and a specialty retail index supplied by Worden Brothers, Inc., which includes the collective performance of 22 specialty retailers for the same period. In accordance with the rules of the Securities and Exchange Commission, the returns are indexed to a value of $100 at May 24, 1995.

                        COMPARISON OF CUMULATIVE RETURN
              BORDERS GROUP, INC., SPECIALTY RETAIL INDEX, S&P 500

        MEASUREMENT PERIOD           BORDERS GROUP,    SPECIALTY RETAIL        S&P 500
      (FISCAL YEAR COVERED)               INC.               INDEX
5/24/95                                        100.00             100.00             100.00
7/21/95                                        118.14             106.92             104.73
10/20/95                                       115.52              97.99             111.13
1/26/96                                        137.10              93.74             117.60
4/26/96                                        230.21             127.47             123.62
7/26/96                                        232.76             119.90             120.30
10/25/96                                       220.69             131.92             132.60
1/24/97                                        257.79             126.02             145.76

                      BENEFICIAL OWNERSHIP OF COMMON STOCK


     As of the April 4, 1997 Record Date, the Common Stock was held of record by 3,125 stockholders. The following table sets forth certain information concerning the beneficial ownership of Common Stock and Share Units by each stockholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock, by each director, by the executive officers named in the Summary Compensation table above, and by all directors and executive officers as a group, as of the Record Date. Except as otherwise indicated, all persons below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) beneficial ownership with respect to their shares of Common Stock or Share Units.



                                                                  NUMBER OF
                                                                  SHARES OF          PERCENT OF
                                                                 COMMON STOCK       COMMON STOCK
                            NAME                              OR SHARE UNITS(1)     OUTSTANDING
                            ----                              -----------------     ------------
Robert F. DiRomualdo........................................      1,453,988(2)          1.9%
George R. Mrkonic...........................................        433,010(3)         *
Bruce A. Quinnell...........................................        347,586(4)         *
Kathryn Winkelhaus..........................................         95,348(5)         *
Tim Hopkins.................................................        100,000            *
Peter R. Formanek...........................................          6,258            *
Brian P. Lamb...............................................         14,140            *
Amy B. Lane.................................................         12,140            *
Larry Pollock...............................................         14,258            *
Leonard A. Schlesinger......................................         12,258            *
Directors and Executive Officers as a Group.................      3,389,836             4.5%


-------------------------
 *  Represents less than one percent.

(1) All figures set forth below represent shares of or the right to acquire Common Stock, except that, of the figures shown for Mr. DiRomualdo 995,692 represent Share Units. Share Units represent a general, unfunded and unsecured promise by the Company to deliver shares to Mr. DiRomualdo at a later date in accordance with the Deferral Agreement between Mr. DiRomualdo and the Company. Share Units do not have voting rights.

(2) Includes 995,692 Share Units, and 305,866 options that are exercisable within 60 days.

(3) Includes 112,852 options that are exercisable within 60 days, 5,598 shares held under the Borders Group, Inc. 401(k) Savings Plan, 49,600 shares of Common Stock indirectly held in spouse's IRA, and 4,200 shares of Common Stock held in custodial accounts for Mr. Mrkonic's children.

(4) Includes 72,100 options that are exercisable within 60 days, and 3,820 shares held under the Borders Group, Inc. 401(k) Savings Plan.

(5) Includes 29,900 options that are exercisable within 60 days.

                                   PROPOSAL 2

                  APPROVAL OF THE COMPANY'S STOCK OPTION PLAN

GENERAL

     The Company's Stock Option Plan was established in February of 1995, prior to the Company's initial public offering. The stockholders of the Company are being asked to approve the Plan at this time to comply with the requirements of
Section 162(m) of the Internal Revenue Code (the "Code").


     Section 162(m) under the Internal Revenue Code (the "Code") generally limits the deductibility of compensation paid to the chief executive officer and the four other highest paid officers to $1,000,000 per year. Performance-based compensation is not subject to this limitation on deductibility. Compensation qualifies as performance-based only if it is payable on account of performance and satisfies certain other requirements, one of which is that the plan under which the compensation is paid be approved by the stockholders of the Company. The Stock Option Plan was approved by the sole stockholder of the Company in 1995 but shareholder approval subsequent to the initial public offering is required to satisfy the requirements of Section 162(m) of the Code.


     Stockholder approval of the Plan will entitle the Company to tax deductions, without regard to the $1,000,000 limit on deductibility under
Section 162(m) of the Code, in connection with the exercise of options granted by the Committee under the Plan. All of the options outstanding under the Plan are "non-qualified" options. As described below, upon the exercise of a nonqualified option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes subject to the possible limitations on deductibility under Section 162(m) of the Code. Stockholder approval of the Plan is being requested solely to remove the limitations under Section 162(m) of the Code.


     THE ADOPTION OR FAILURE TO ADOPT THIS PROPOSAL WILL NOT AFFECT THE RIGHTS OF EXISTING OPTION HOLDERS OR THE NUMBER OF OPTIONS PREVIOUSLY GRANTED OR TO BE GRANTED UNDER THE STOCK OPTION PLAN. THEREFORE, THE SOLE EFFECT OF THE ADOPTION OF THE PROPOSAL WITH RESPECT TO PREVIOUSLY GRANTED OPTIONS WILL BE A TAX BENEFIT TO THE COMPANY AND THE FAILURE TO ADOPT THE PROPOSAL WILL DEPRIVE THE COMPANY OF THIS TAX BENEFIT. AS TO OPTIONS WHICH MIGHT OTHERWISE BE GRANTED IN THE FUTURE UNDER THE STOCK OPTION PLAN, THE FAILURE TO ADOPT THIS PROPOSAL WILL DEPRIVE THE COMPANY OF THE TAX BENEFIT DESCRIBED ABOVE WITH RESPECT TO THE CHIEF EXECUTIVE OFFICER AND THE FOUR OTHER HIGHEST PAID OFFICERS. IN SUCH A CASE, THE COMPENSATION COMMITTEE INTENDS TO CONSIDER CAREFULLY FUTURE OPTION GRANTS, IF ANY, TO THE CHIEF EXECUTIVE OFFICER AND THE FOUR HIGHEST PAID OFFICERS TAKING ALL FACTORS INTO ACCOUNT, INCLUDING THE MATERIALITY OF ANY DEDUCTIONS THAT MAY BE LOST.


DESCRIPTION OF THE PLAN

     The Plan is a very important part of the Company's employee ownership culture and compensation program. Options have been granted under the Plan to all full-time employees of the Company and its subsidiaries with six months or more of service, consisting of in excess of 10,000 employees. The Committee has the discretion to determine to whom an option is granted, the number of options granted (subject to the overall and individual share limits of the Stock Option
Plan) and the terms and conditions of the option, including but not limited to, the option price (which cannot be less than fair market value, except in the case of certain options previously granted in exchange for other securities), the method of exercise and the term during which the option may be exercised. With respect to employees other than executive officers, the Committee has delegated this authority to the Chairman and the President. In making such determinations, consideration is given to the position and responsibilities of the employee, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contribution to the success of the Company and such other factors as the Committee may deem relevant.


     The maximum number of shares of Common Stock initially reserved for issuance under the Stock Option Plan is 22,000,000 shares, representing approximately 29% of the outstanding shares as of the Record Date. The maximum number of Shares on which options may be granted to any one individual during the term is 1,000,000, not including (i) SAR options, all of which were granted in 1995 in exchange for stock appreciation rights that replaced options granted by Borders, Inc., a subsidiary of the Company, prior to its acquisition by Kmart Corporation, (ii) certain other options granted prior to the Company's initial public offering, and (iii) compensation replacement options. The maximum number per participant of (i) SAR options was 1,201,898, (ii) other excluded pre-initial public offering options was 267,182 and (iii) compensation replacement options is 950,000. The share numbers set forth herein have been adjusted for the two-for-one stock split effective for stockholders of record on March 11, 1997.


     An option granted under the Stock Option Plan may be either an incentive stock option (an "ISO") or a nonqualified stock option. An ISO is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Stock appreciation rights are not authorized under the Stock Option Plan.

     An option granted under the Stock Option Plan cannot be exercised later than the date specified in the option grant, which can be a maximum of 10 years from the date of grant as to an ISO and a maximum of 10 years and two days from the date of grant as to a nonqualified option. An option generally may not be exercised prior to three years from the date of grant except that this limitation will be removed in the event of death or total and permanent disability of the optionee, retirement by the optionee at or after age 65 with at least 10 years of full-time service with the Company, a change in control of the Company, or if and to the extent the Committee so determines in its discretion, which it has done in the case of compensation replacement options. An option may be exercised only during the optionee's employment or within three months after termination of employment and only if it is vested at the time of termination; provided however, if employment terminates as a result of death or total and permanent disability or if the optionee retires after age 65 and has 10 or more years of full-time service with the Company, or a Company subsidiary, such three-month period is extended to three years. All rights with respect to an option will be terminated if it is determined that the optionee engaged in fraud, embezzlement, defalcation, gross negligence with respect to such optionee's duties, material failure or refusal to perform the optionee's duties or competition with the Company's business or other conduct inimical to the best interests of the Company.

     Payment by an optionee for the underlying shares of Common Stock purchased upon the exercise of an option will be made in full at the option price by delivering to the Company cash or previously acquired shares of Common Stock which have a current market value equivalent to the option price or a combination of both cash and such stock. The Committee may in its discretion permit an optionee to pay all or a portion of any taxes arising in connection with the exercise of an option by having the Company withhold shares of Common Stock or by the optionee delivering shares of Common Stock having a market value equal to the amount of taxes to be withheld.

     No options may be granted under the Stock Option Plan after December 31, 2000.

     The Board can from time to time amend, suspend or discontinue the Stock Option Plan; provided, however, that no amendment that requires stockholder approval in order for the exemptions available under Rule 16b-3 to be applicable to the Stock Option Plan or in order for the Stock Option Plan to continue to comply with Section 162(m) of the Code will be effective unless it receives the requisite stockholder approval. In addition, the Board can make such amendments to the Stock Option Plan as it deems necessary to comply with applicable laws, rules, and regulations.

     The foregoing is a summary of the terms of the Stock Option Plan and does not purport to be complete. Reference is made to the Stock Option Plan, a copy of which is attached hereto as

Appendix A, for a complete statement of the terms of the Plan, with references to shares and exercise prices adjusted for the 2-for-1 stock split effective for stockholders of record on March 11, 1997.

FEDERAL INCOME TAXES

     The following is a brief summary of the principal federal income tax consequences of transactions under the Stock Option Plan based on current federal income tax laws. The summary is not intended to be a complete description of the federal income tax aspects of the Plan and does not address possible state, local or foreign tax consequences.

     No income will be realized by an optionee upon grant of a nonqualified option. Upon exercise of a nonqualified option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price at the time of exercise (the "Spread"). The Spread will be deductible by the Company for federal income tax purposes (i) provided that applicable federal income tax withholding requirements are satisfied and (ii) subject to the possible limitations on deductibility under Section 162(m) of the Code of compensation paid to the executives designated in that section. The optionee's tax basis in shares of the underlying stock acquired by exercise of a nonqualified option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares received by the optionee upon exercise of the nonqualified option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The required holding period for long-term capital gain is presently more than one year. The optionee's holding period for shares acquired pursuant to the exercise of a nonqualified option will begin on the date of exercise of such option.

     The Code requires that, for ISO treatment, shares acquired through exercise of an ISO cannot be disposed of before two years from the date of grant and one year from the date of exercise. ISO holders generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread will be an "item of tax preference", which may give rise to "alternative minimum tax" liability at the time of the exercise. If the optionee does not dispose of the shares before two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years of the date of grant or within one year of the date of exercise, the holder of shares acquired through exercise of an ISO disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and a like amount will be deductible by the Company (or the Company subsidiary employing the optionee, if applicable) for federal income tax purposes, subject to the possible limitations on deductibility under Section 162(m) of the Code of compensation paid to executives designated in that section.

MARKET PRICE OF COMMON STOCK


     The closing price of the Company's Common Stock on the New York Stock Exchange on April 2, 1997 was $20.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3

     AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF
                    SHARES AVAILABLE FOR BROAD-BASED GRANTS

DESCRIPTION OF AMENDMENT


     The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment to the Stock Option Plan to make an additional 5,850,000 shares available for grants under the Plan. Such shares would be available for grants in accordance with the terms of the Plan to full-time employees of the Company and its subsidiaries.


PURPOSE OF AMENDMENT

     As set forth above, equity incentives are an integral part of the Company's compensation philosophy. All full-time employee with six or more months of experience (over 10,000 employees) have been granted options historically, and employees at director-level and above (approximately 80 employees) have received options in lieu of raises during the preceding two years. These actions have been consistent with the Company's objective of creating a performance-oriented compensation plan that provides below-market compensation in the event of subpar performance and above-market compensation in the event of superior performance. It is also consistent with management's belief that employees exhibit owner-like behavior most often when they have an ownership stake in the business.

     Prior to the Company's initial public offering, the Company established the Stock Option Plan, which authorized 22,000,000 (post-split) shares to be made available for option grants. At that time, Kmart Corporation ("Kmart") was the sole stockholder of the Company and, as set forth below, certain options have been granted under the Plan to replace, or in lieu of, Kmart options or restricted shares. Uses for the 22,000,000 shares were as follows:

     - 4,666,668 options granted to purchase restricted shares at the time of the initial public offering

     - 2,477,122 options to replace stock appreciation rights granted to Borders employees in conjunction with Kmart's acquisition of Borders in 1992

     - 865,988 options issued in conjunction with the purchase of restricted stock at the time of the initial public offering

     - 363,250 options issued in exchange for Kmart options and restricted shares held by former Kmart and Waldenbooks employees


     - 13,626,972 options issued for other purposes, including awarding options covering 1994 and 1995 to employees in lieu of Kmart options


     By the end of 1997, the Company expects to have granted options with respect to substantially all of the shares authorized under the Plan. Inclusive of grants made in lieu of 1994 Kmart grants, the original authorized number of shares will have been sufficient to cover four years of grants as opposed to the five years contemplated in the original Plan. The reasons for consuming all of the authorized shares approximately one year early are as follows:

     - The original plan design contemplated issuing grants down only through assistant manager level; the current option program grants options to all full time employees with six or more months of full time experience; nearly 50% more eligible employees than originally contemplated.

     - The original Plan did not contemplate the multi-year grant made in 1995. This grant covered three years for all option-eligible employees as of the date of the grant. Consequently, employees included in this grant will generally not receive another award until 1998 -- consistent with the intent of the original Plan.

     - The original Plan did not contemplate awarding options in lieu of base pay and bonus, as was the case with four executive officers in 1997.


     Management believes that awarding options under the Plan has been integral to its success since the initial public offering. Management also believes that the dilutive effective of the option grants is substantially less than the earnings improvements driven by recruiting, retaining and motivating employees through the option program. Management believes that failure to continue the program in the future would have a materially negative impact on its ability to attract, motivate and retain employees.



     The 5,850,000 additional shares requested under this proposed amendment to the Plan are expected to be sufficient to accommodate all anticipated broad-based grants through the year 2001. If the proposal is approved by the stockholders, management believes that it will be able to continue to put much of the compensation across the Company (and the majority for officers) at-risk via the option and bonus components of compensation. As such, management believes that the proposed amendment benefits stockholders in that it continues to align stockholder interests with employee interests and motivates an appropriate performance culture.


     Set forth below is the Company's analysis of the potential dilution of the incremental options under the following set of assumptions at different earnings levels and stock prices:

        1) All options granted as at a price per share of $20 per share.


          2) All current and future grants remain outstanding; i.e. no forfeitures. In practice, approximately 9.4% of the options granted to date have been forfeited. Any forfeitures will result in lower dilution than is shown in the tables below.


          3) No effect has been given to either future share repurchases or grants.

          4) A tax rate of 36 percent has been used in calculating the tax benefit associated with the options.


          5) The application of APB 25. The Company has elected not to implement FAS 123, which would result in different amounts.


EARNINGS PER SHARE ASSUMING ALL OPTIONS PROPOSED UNDER THE AMENDMENT ARE
OUTSTANDING:


                                                                  STOCK PRICE
                                  ----------------------------------------------------------------------------
                                  $25.00        $30.00        $35.00        $40.00        $45.00        $50.00
                                  ------        ------        ------        ------        ------        ------
EARNINGS
$75,000,000..................     0.897         0.886         0.877         0.871         0.867         0.863
$100,000,000.................     1.196         1.181         1.170         1.162         1.156         1.151
$125,000,000.................     1.496         1.476         1.462         1.452         1.445         1.438
$150,000,000.................     1.795         1.771         1.755         1.743         1.734         1.726


EARNINGS PER SHARE ASSUMING NO OPTIONS PROPOSED UNDER THE AMENDMENT ARE
OUTSTANDING:


                                                                  STOCK PRICE
                                  ----------------------------------------------------------------------------
                                  $25.00        $30.00        $35.00        $40.00        $45.00        $50.00
                                  ------        ------        ------        ------        ------        ------
EARNINGS
$75,000,000..................     0.905         0.899         0.894         0.891         0.888         0.886
$100,000,000.................     1.207         1.198         1.192         1.187         1.184         1.181
$125,000,000.................     1.508         1.498         1.490         1.484         1.480         1.476
$150,000,000.................     1.810         1.798         1.788         1.781         1.776         1.772

DIFFERENCE IN EARNINGS PER SHARE BASED ON AWARDING THE INCREMENTAL OPTIONS:


                                                            STOCK PRICE
                              -----------------------------------------------------------------------
                              $25.00       $30.00       $35.00       $40.00       $45.00       $50.00
                              ------       ------       ------       ------       ------       ------
EARNINGS
$75,000,000.................  (0.008)      (0.013)      (0.017)      (0.019)      (0.021)      (0.023)
$100,000,000................  (0.010)      (0.018)      (0.022)      (0.026)      (0.028)      (0.030)
$125,000,000................  (0.013)      (0.022)      (0.028)      (0.032)      (0.035)      (0.038)
$150,000,000................  (0.015)      (0.026)      (0.033)      (0.038)      (0.042)      (0.045)


PERCENTAGE DIFFERENCE IN EARNINGS PER SHARE:


                                                                  STOCK PRICE
                                  ----------------------------------------------------------------------------
                                  $25.00        $30.00        $35.00        $40.00        $45.00        $50.00
                                  ------        ------        ------        ------        ------        ------
EARNINGS
$75,000,000..................     -0.83%        -1.46%        -1.86%        -2.16%        -2.39%        -2.56%
$100,000,000.................     -0.83%        -1.46%        -1.86%        -2.16%        -2.39%        -2.56%
$125,000,000.................     -0.83%        -1.46%        -1.86%        -2.16%        -2.39%        -2.56%
$150,000,000.................     -0.83%        -1.46%        -1.86%        -2.16%        -2.39%        -2.56%


     Management expects forfeitures under the program and also does not plan to grant all -- or a majority -- of the options within the coming year. Therefore, management views this analysis as likely to overstate the actual dilutive impact of the program.

     Management believes that the maximum potential incremental dilution of 2.4% under the above assumptions arising from approval of additional shares relative to the option plan will be more than offset by the benefits of continuing the program. The Company believes that its employee turnover is substantially less at all levels of the Company than other specialty retailers, and that its strong retention performance is largely due to the option program. Management also believes that motivation and performance-orientation has been significantly enhanced by the program. In management's opinion, failure to approve the additional shares necessary to continue the program could have a material, adverse effect on its operating results in the future.

     As with the philosophy described in relation to the Company's initial Option Plan, options granted with respect to this amendment will be subject to the following conditions:

     - Any options granted will have an exercise price at or above the prevailing market price at the time of grant; i.e., no in-the-money options will be granted

     - No options granted under the plan will be subject to repricing

     - Options will be granted only to the extent that such grants are consistent with the Company's performance-oriented compensation philosophy

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

                                   PROPOSAL 4

 AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES
                 AVAILABLE FOR COMPENSATION REPLACEMENT OPTIONS

DESCRIPTION OF AMENDMENT


     The Board of Directors of the Company has adopted, subject to stockholder approval, an amendment to the Stock Option Plan to make an additional 1,750,000 shares available for compensation replacement grants under the Plan. These shares are intended to be used primarily for option grants in lieu of all or portion of the compensation that would otherwise be paid to executive officers of the Company. If all of the shares are not used for such purpose, the balance would be available for grants to full-time employees of the Company and its subsidiaries.

PURPOSE OF AMENDMENT

     Consistent with the Company's performance-based compensation philosophy and corporate tax planning, the Company implemented a policy in 1997 of allowing its Chief Executive Officer and certain other highly compensated officers to take part or all of their compensation in the form of stock options. The options are valued based on a traditional Black-Scholes valuation.


     During January of 1997, Mssrs. Di Romualdo, Mrkonic and Quinnell elected to take 100% of their 1997 salary and bonus compensation in the form of options. This resulted in the grant of 693,000 options in the aggregate, including those granted to Mssrs. DiRomualdo, Mrkonic and Quinnell. The number of options to be granted in future years will depend on, among other things, the cash compensation otherwise payable to such officers, the market stock price at the time of grant, the term of the options, and other such variables as affect a Black-Scholes valuation of stock options. The result of such grants is to reduce cash compensation in the year a grant is made and to create potential future dilution to the extent of the amount of the grants and each grants in-the-money value. The total shares subject to grant under the proposal is approximately 3% of the total number of outstanding shares. Any authorized shares not used in conjunction with replacing cash compensation for executive officers will be made available for issuing broad-based stock option grants.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 4.

                                   PROPOSAL 5

             APPROVAL OF THE COMPANY'S ANNUAL INCENTIVE BONUS PLAN

GENERAL

     The Company's Annual Incentive Plan was established in February of 1995, prior to the Company's initial public offering. The stockholders of the Company are being asked to approve the Plan at this time to comply with the requirements of Section 162(m) of the Code.


     As described above, Section 162(m) under the Code generally limits the deductibility of compensation paid to the chief executive officer and the four other highest paid officers to $1,000,000 per year. Performance-based compensation is not subject to this limitation on deductibility. Compensation qualifies as performance-based only if it is payable on account of performance and satisfies certain other requirements, one of which is that the plan under which the compensation is payable be approved by stockholders. The Stock Option Plan was approved by the sole stockholder of the Company in 1995 but shareholder approval subsequent to the initial public offering is required to satisfy the requirements of Section 162(m) of the Code.



     THE ADOPTION OR FAILURE TO ADOPT THIS PROPOSAL WILL NOT AFFECT THE PRESENT RIGHTS OF PARTICIPANTS IN THE ANNUAL INCENTIVE BONUS PLAN. THEREFORE, THE SOLE EFFECT OF THE ADOPTION OF THE PROPOSAL WITH RESPECT TO AWARDS MADE PRIOR TO THE ANNUAL MEETING WILL BE A TAX BENEFIT TO THE COMPANY AND THE FAILURE TO ADOPT THE PROPOSAL WILL DEPRIVE THE COMPANY OF THIS TAX BENEFIT. IN THE EVENT OF A FAILURE TO ADOPT THIS PROPOSAL, THE COMPENSATION COMMITTEE INTENDS TO CONSIDER CAREFULLY WHAT, IF ANY, AWARDS SHOULD BE MADE UNDER THE PLAN FOR THE CHIEF EXECUTIVE OFFICER AND THE FOUR HIGHEST PAID OFFICERS TAKING ALL FACTORS INTO ACCOUNT, INCLUDING THE MATERIALITY OF ANY DEDUCTION THAT MAY BE LOST.

DESCRIPTION OF PLAN

     The Annual Incentive Bonus Plan (the "Annual Bonus Plan" ) is administered by the Compensation Committee and is intended to serve as a qualified performance-based compensation program under Section 162(m) of the Code.

     Such officers and key employees of the Company and its subsidiaries as are designated by the Committee are eligible to participate in the Annual Bonus Plan. Except as otherwise provided in the Plan, the Annual Bonus Plan provides for the payment of annual incentive cash bonus awards to participants if, and only to the extent that, annual performance goals established by the Committee are met and only if the participant is employed by the Company on the date the bonus is paid (or the last day of the fiscal year if the Committee so determines).

     The goals established by the Committee can be expressed in terms of the Company's return on equity, assets, capital or investment; either pre-tax or after-tax profit levels of the Company and/or the Company's subsidiaries; expense reduction levels; implementation of critical projects or processes; level of sales; and/or changes in the market price of the Company's stock. The goals can include standards for minimum attainment, target attainment and maximum attainment. The goals established by the Committee can be (but need not be) different each year and different goals may be applicable to different participants. All determinations with respect to performance goals under the Annual Bonus Plan will be made in accordance with generally accepted accounting principles.


     A participant's target incentive bonus for each fiscal year is generally expressed as a dollar amount based upon the participant's salary at the beginning of such year. The actual amount of bonus payable under the Annual Bonus Plan is generally expressed as a percentage of the participant's target bonus, which percentage will vary depending upon the extent to which the performance goals have been attained. However, the annual bonus of the Company's Chief Executive Officer and President under the Annual Bonus Plan may not exceed three times the salary midpoint for that salary grade at the beginning of such year, as determined by the Committee prior to the beginning of such year on competitive data, including a survey of comparable companies, and the annual bonus for each of the four other highest paid officers under the Annual Bonus Plan may not exceed two times the salary midpoint for such officer's salary grade at the beginning of such year. In addition, the amount of the bonus paid to any participant for any fiscal year may not exceed $900,000. Generally, before any awards for particular year can be paid to the chief executive officer and the four other highest paid officers of the Company, the Committee must certify the extent to which performance goals were satisfied.


     All participants are required to receive 20% of their annual incentive bonus (less certain payroll deductions) in restricted shares in accordance with the terms and conditions of the Company's Management Stock Purchase Plan. At the election of each participant, he or she may elect to receive up to 100% of his or her annual incentive bonus (less certain payroll deductions) in restricted stock. Restricted shares are purchased under the Management Stock Purchase Plan at a 20% discount from their market value and are restricted for three years. If the employee ceases to be an employee during the restricted period, he or she generally will receive unrestricted shares or cash equal in value to the lesser of cost or market value of the restricted shares. However, in the event of termination by the Company without cause, a participant will receive unrestricted shares or cash equal in value to (i) the market value of a percentage of restricted shares, such percentage being based upon the number of months of employment during the restricted period, and (ii) with respect to the balance of the shares, the lesser of cost or market value of such shares.

     No shares of any Common Stock will be issued under the Annual Bonus Plan. To the extent that annual incentive bonuses are paid in Restricted Shares, such Restricted Shares are issued under, and subject to the terms and conditions of, the Management Stock Purchase Plan or, with respect to certain Restricted Shares purchased at the time of the Company's initial public offering, the Stock Option Plan.

     The bonuses paid under the Incentive Bonus Plan for fiscal 1996 to the chief executive officer and the four other highest paid officers are included in the Summary Compensation Table. The total bonuses paid under the Plan (including amounts used to acquire restricted shares) for fiscal 1996 to (i) the executive officers of the Company named in the Summary Compensation Table, and (ii) to all employees covered by the Plan were $2,095,500 and $5,029,535, respectively.


     No award may be granted under the Annual Bonus Plan with respect to any fiscal year after 1999. Awards made with respect to 1999 or prior years, however, may extend beyond 1999 and the provisions of the Annual Bonus Plan will continue to apply thereto.

     The Board can from time to time amend, suspend or discontinue the Annual Bonus Plan; provided, however, that no amendment which requires stockholder approval in order for the Annual Bonus Plan to continue to comply with Code
Section 162(m) will be effective unless it receives the requisite stockholder approval. In addition, the Committee can make such amendments as it deems necessary to comply with other applicable laws, rules and regulations.

     The foregoing is a summary of the terms of the Annual Bonus Plan and does not purport to be complete. Reference is made to the Annual Bonus Plan, a copy of which is attached hereto as Appendix B, for a complete statement of the terms of the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 5.

                                   PROPOSAL 6

          APPROVAL OF A CHANGE IN THE COMPANY'S STATE OF INCORPORATION
                           FROM DELAWARE TO MICHIGAN

INTRODUCTION

     At the Annual Meeting, the stockholders of the Company will consider and vote upon a proposal to change the state of incorporation of the Company from Delaware to Michigan (the "Reincorporation Proposal") by adoption of the Agreement and Plan of Merger (the "Merger Agreement"), attached hereto as Appendix C. The Company's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reasons set forth below, believes that approval of the Proposal is in the best interests of the Company and its stockholders.

     Stockholder approval of the Reincorporation Proposal will constitute approval of: (i) the Merger Agreement and all transactions relating to it; (ii) an increase in the authorized shares of Common Stock of the Company from 200,000,000 to 300,000,000; (iii) the elimination of the staggered Board of Directors; and (iv) the change of the name of the surviving corporation from "Michigan Borders Group, Inc." to "Borders Group, Inc."

     The following discussion summarizes certain aspects of the Reincorporation Proposal. This summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement attached hereto as Appendix C and to Michigan Borders Group's Articles of Incorporation ("Articles") and Bylaws, attached hereto as Appendices D and E.

THE MERGER

     The proposed reincorporation will be accomplished by merging the Company (hereinafter, when reference is made solely to the Delaware entity, "Delaware Borders Group") into a wholly owned subsidiary of the Company ("Michigan Borders Group") formed under the laws of the State of Michigan solely for the purpose of reincorporating the Company in that state. Immediately prior to the Effective Time of the Merger (as defined in the Merger Agreement), Michigan Borders Group will not have any operating history, assets or liabilities. The Merger Agreement provides that the Merger may be abandoned at any time prior to the Effective Time of the Merger at the discretion of the Board of Directors of the Company.

     Approval of the Reincorporation Proposal will not result in any change in the name, business, management, location of the principal executive officers, assets or liabilities of the Company. The Board of Directors of Michigan Borders Group will be comprised of the seven (7) individuals who are currently serving as directors of Delaware Borders Group (assuming the re-election of the nominees named herein -- see ELECTION OF DIRECTORS"). Each of the officers of Michigan Borders Group is currently serving as an officer of Delaware Borders Group. Michigan Borders Group will succeed to all assets and liabilities of the Company.

     Pursuant to the Merger Agreement, at the Effective Time of the Merger, each outstanding share of the Company's Common Stock, par value $.001 per share, will automatically be converted into one share of Common Stock, of Michigan Borders Group, the surviving corporation. Each outstanding certificate representing shares of Delaware Borders Group Common Stock will continue to represent the same number of shares of Michigan Borders Group Common Stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF MICHIGAN BORDERS GROUP. The Company's Common Stock will continue to be traded on the New York Stock Exchange as at present. Delivery of Delaware Borders Group Common Stock certificates will constitute "good delivery" for transactions following the Merger.

     The Company's Stock Option and Stock Purchase Plans will be continued by Michigan Borders Group, and each option or other right with respect to Delaware Borders Group Common Stock issued pursuant to such Plans will automatically be converted into an option or right with respect to the same number of shares of Michigan Borders Group Common Stock, upon the same terms and subject to the same conditions as set forth in the applicable Plan. Other employee benefit plans and arrangements of Delaware Borders Group will be continued by Michigan Borders Group upon the terms and subject to the conditions currently in effect.

     If the Company's stockholders approve the Reincorporation Proposal, the Merger will take effect on the date upon which the Certificate of Merger is filed with the appropriate offices of the States of Michigan and Delaware, which filing is anticipated to be as soon as practicable after approval of the Merger Agreement by the stockholders of Delaware Borders Group.

PURPOSE OF PROPOSED REINCORPORATION

     The Company was organized as a Delaware corporation in 1994. The Board of Directors has determined that the Company can reincorporate in Michigan and maintain substantially all of the benefits of doing business as a Delaware corporation, but without the significant tax burden imposed by the State of Delaware, as descried below. The Company's headquarters are located in Michigan and the Reincorporation Proposal is consistent with the Company's strong connections to the State of Michigan.

     The Delaware annual franchise taxes are significantly greater than those Michigan imposes on corporations organized under its laws. The Delaware franchise tax for the Company was $150,000 in 1996 and is expected to be the same in 1997 and thereafter if the Reincorporation Proposal is not consummated. The fees for the Company, if incorporated in Michigan, would be an initial fee of approximately $200,000 and a $15 annual fee thereafter.

COMPARISON OF STOCKHOLDERS RIGHTS

General


     Upon consummation of the Merger, the Company will be governed by the Articles of Incorporation and By-laws of Michigan Borders Group and the Michigan Business Corporation Act (the "Michigan Law"), which differ in some respects from the Company's Certificate of Incorporation and By-laws and the General Corporation Law of Delaware (the "Delaware Law"). The Articles of Incorporation and By-laws of Michigan Borders Group are attached to this Proxy Statement as Appendices D and E, respectively. If the Reincorporation Proposal is approved, the Articles of

Incorporation of Michigan Borders Group will be amended as follows: (i) Article I will be amended to change the name of Michigan Borders Group, Inc. to Borders Group, Inc., and (ii) Article III will be amended to increase the total number of authorized shares to 300,000,000 Common Shares and to 10,000,000 Preferred Shares.


     Although it is impractical to note all of such differences, the following is a summary of certain differences which may affect the rights and interests of the Company's stockholders. Except as set forth below, the Board does not believe that the reincorporation would materially affect the rights of the stockholders of the Company.

Increase in Authorized Capital


     The Company's Certificate of Incorporation authorizes the Company to issue 200,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, the terms of which are to be established by the Board of Directors prior to issuance. The Articles of Michigan Borders Group, as amended by the Merger Agreement, will authorize the Company to issue 300,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, the terms of which are to be established by the Board of Directors prior to issuance. If approved, the Reincorporation Proposal would result in the Company having an additional 100,000,000 Common Shares available for stock splits, stock dividends, acquisitions or other corporate purposes. The Company does not have any intention to use any of the additional shares at this time.


Board Classification


     The Certificate of Incorporation of Delaware Borders Group provides that the directors shall be divided into three classes, with each class consisting as nearly as possible of one third of the total number of directors and being elected to serve until the third succeeding annual meeting. The By-laws of Michigan Borders Group provide that the Board of Directors is elected each year to serve until the next annual meeting and thus the Reincorporation Proposal, if approved, will eliminate the staggered Board of Directors of the Company. The elimination of the staggered Board of Directors is consistent with the Company's philosophy of fostering an ownership culture that strives to maximize stockholder value.


Removal of Directors

     The Certificate of Delaware Borders Group provides that directors may be removed by the stockholders of Delaware Borders Group only for cause. Michigan Law provides that directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors unless the articles provide that directors may be removed only for cause. The Articles of Michigan Borders Group do not require cause for the removal of a director.

Special Meetings of Stockholders

     Delaware Borders Group Certificate of Incorporation provides that special meetings of stockholders may be called only by the Chief Executive Officer or by the Board of Directors.

     Michigan Law provides that special meetings of stockholders may be called by the Board of Directors, or by officers, directors or stockholders as provided in the By-laws. The Articles of Michigan Borders Group provide that special meetings of stockholders may be called only by the Chief Executive Officer or by the Board of Directors. In addition, Michigan law provides that, upon application by holders of not less than 10% of the voting shares of a corporation, a court, for good cause shown, may order a special meeting of stockholders.

Anti-takeover Provisions


     The Delaware Law prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is defined as a person that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation and such persons' affiliates and associates. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation, and certain other transactions) between an interested stockholder and a corporation for a period of three (3) years after the date the interested stockholder became an interested stockholder. However, the prohibition does not apply if: (i) the business combination is approved by the corporation's board of directors prior to the date the interested stockholder became an interested stockholder, (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation (excluding shares held by directors of the corporation who are also officers and shares held under certain employee stock plans) in the transaction in which it became an interested stockholder, or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by stockholders other than the interested stockholder at an annual or special meeting. This provision of the Delaware Law applies automatically to a Delaware corporation unless otherwise provided in its certificate of incorporation or by-laws or if it has less than 2,000 stockholders of record and does not have voting stock listed on a national securities exchange or listed for quotation with a registered national securities association. The Certificate of Delaware Borders Group expressly elects not to be governed by this provision of the Delaware Law.



     Chapter 7B of the Michigan Law provides that, unless the a corporation's articles or bylaws provide that Chapter 7B does not apply, "control shares" acquired in a control share acquisition have no voting rights except as granted by the corporation. "Control shares" are shares that, when added to shares previously owned by a stockholder, increase such stockholder's voting stock to 20% or more, 33 1/3% or more or a majority of the outstanding voting power of the corporation. A control share acquisition must be approved by a majority of the votes cast by the corporation's stockholders entitled to vote, excluding shares owned by the acquirer and certain officers and directors. No such approval is required, however, for gifts or acquisitions pursuant to a merger to which the corporation is a party. The Delaware Law has no similar provision. The By-laws of Michigan Borders Group currently contain a provision pursuant to which it has opted not to be subject to Chapter 7B, but the Board of Directors of Michigan Borders Group may, in its sole discretion, elect to become subject to Chapter 7B by amending such By-laws.


     The Michigan Law also prohibits Michigan corporations, the shares of which are listed on a national securities exchange, from purchasing any of its shares from any person who holds 3% or more of its shares unless an offer to repurchase is made to all stockholders at the same price, its stockholders authorize the purchase, the shares have been held for at least two years, the purchase is made in the open market, the price is not greater than the average market price during the previous thirty (30) days or the purchase is otherwise authorized by the Michigan Law. The Delaware Law has no similar provision.


     The Michigan Law provides that business combinations between a Michigan corporation which elects to be subject to the relevant statute and a beneficial owner of 10% or more of the voting power of such corporation require the approval of 90% of the votes of each class of stock entitled to be cast and at least 2/3 of the votes of each class of stock entitled to be cast other than shares owned by such 10% owner. Such requirements will not apply if (i) the corporation's board of directors approves the transaction prior to the time that the 10% owner becomes such or (ii) the transaction satisfies certain fairness standards, certain other conditions are met and the 10% owner has been such for at least five years. The Articles of Michigan Borders Group contain an election not to be governed by the relevant statute.

     The decision not to be governed by the control share and business combination provisions of the Michigan Law reflects the Company's philosophy of alignment of employee and shareholder interests and not creating any impediment to change in the event of poor performance.

Limitation on Directors' Liability

     The Certificate of Incorporation of Delaware Borders Group provides that no director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for (i) any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (iii) under Section 174 of the Delaware Law (involving unlawful payments of dividends or unlawful stock repurchases or redemption); or
(iv) for any transactions from which the director derived an improper personal benefit. The Certificate also provides that if the Delaware Law is amended to permit further limiting of the personal liability of directors, then any liability of directors of Delaware Borders Group shall be limited the fullest extent permitted by such law, as amended.


     The Articles of Michigan Borders Group limit the liability of directors to the corporation or its stockholders to the fullest extent permitted by the Michigan Law. Directors would not be personally liable to Michigan Borders Group or its stockholders for monetary damages for breach of fiduciary duty as a director, except for (i) a breach of the director's duty of loyalty; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violation of law: (iii) a violation of Section 551(I) of the Michigan Law (involving unlawful distributions to stockholders and loans to directors, officers or employee contrary to Michigan Law); or (iv) a transaction from which the director derived an improper personal benefit. The Articles also provide that if Michigan Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of Michigan Borders Group shall be eliminated or limited to the fullest extent permitted by Michigan Law.


Payment of Dividends


     Under the Delaware Law, a corporation may generally pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless the capital of the corporation has been diminished by depreciation in the value of its property, losses or otherwise to an amount less than the aggregate amount of the capital represented by issued outstanding stock of all classes having a preference upon the distribution of assets. A Michigan corporation may not pay dividends or make any other distribution to its stockholders if, after giving effect to the payment, the corporation would not be able to pay its debts as they became due in the usual course of business or the corporation's assets would be less than its liabilities, plus, unless the articles permit otherwise, the amount required if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.


Appraisal Rights

     Under the Michigan Law and the Delaware Law, holders of shares have the right, in certain circumstances, to dissent from certain extraordinary corporate transactions as to which they have voting rights and to demand payment in cash for their shares equal to the fair value of such shares, as determined by agreement with the corporation or by a court in an action timely brought by the corporation or the dissenters.

     Both the Delaware Law and the Michigan Law exclude appraisal rights in most situations where the shares held are listed on a national securities exchange or held of record by 2,000 or more stockholders. The Delaware Law, however, provides that notwithstanding such exclusion, shares shall have appraisal rights if in the merger such shares receive anything except one or more of the following: (i) shares of the surviving corporation, (ii) shares listed on a national securities exchange, designated as national market system securities or held of record by 2,000 or more stockholders, or (iii) cash in lieu of fractional shares.

POSSIBLE DISADVANTAGES

     Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interest of the Company and its stockholders, stockholders should be aware the Michigan Law and its provisions have not received the same extent of scrutiny and interpretation by the courts as has the Delaware Law. The Delaware Law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law.

     The Michigan Law is a modern corporation statue, which was significantly updated in 1989. The Company's Board of Directors believes that the Michigan Law, as supplemented by its legislative history, will provide Michigan Borders Group with a comprehensive flexible legal structure under which to operate.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES


     The Merger provided for in the Merger Agreement is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code") and, no gain or loss will be recognized by the holders of Delaware Borders Group Common Stock upon conversion of their shares into shares of Michigan Borders Group Common Stock. The basis of Michigan Borders Group Common Stock received by Delaware Borders Group stockholders will be the same as the basis of the Delaware Borders Group Common Stock converted into Michigan Borders Group Common Stock. The holding period of the Michigan Borders Group Common Stock will include the period during which the Delaware Borders Group Common Stock converted into Michigan Borders Group Common Stock was held, provided that the Delaware Borders Group Common Stock was held as a capital asset at the time of the Merger.


     THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS INCLUDED HEREIN FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. EACH STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISER REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICATION AND EFFECTIVE STATE AND LOCAL TAX LAWS.

SECURITIES ACT CONSEQUENCES


     The shares of Michigan Borders Group to be issued in exchange of shares of Delaware Borders Group are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that respect, Michigan Borders Group is relying on Rule 145(a)(2) of the Securities and Exchange Commission (the "SEC") under the 1933 Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of the 1933 Act. After the Merger, Michigan Borders Group will be a publicly held company, its Common Stock will be traded and it will file with the SEC and provide to its stockholders the same type of information that Delaware Borders Group has previously filed and provided. Stockholders whose stock in Delaware Borders Group is freely tradable before the Merger will continue to have freely tradable shares of Michigan Borders Group. Stockholders holding restricted securities of Delaware Border Group will be subject to the same restrictions on transfer as those to which their present shares of stock in Delaware Borders Group are subject. In summary, Michigan Borders Group and its stockholders will be in the same respective positions under the federal securities laws after the Merger as were Delaware Borders Group and its stockholders prior to the Merger.

ABANDONMENT

     Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of the Board of Directors to abandon the proposed reincorporation prior to effectiveness of the Merger if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 6.

                       SELECTION OF INDEPENDENT AUDITORS

     Price Waterhouse, LLP has been selected by the Board of Directors of the Company to serve as the Company's independent auditors for the 1997 fiscal year. Representatives of Price Waterhouse are expected to be present at the Annual Meeting with the opportunity to make a statement about the Company's financial condition, if they desire to do so, and to respond to appropriate questions.

                                 ANNUAL REPORT

     Copies of the Company's 1996 Annual Report to Stockholders, which includes audited financial statements, are being mailed to stockholders with this Proxy Statement. Additional copies are available without charge on request. Requests should be addressed to Patrick Q. Moore, Investor Relations, Borders Group, Inc., 500 East Washington Street, Ann Arbor, Michigan 48104.

                           PROPOSALS OF STOCKHOLDERS

     In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company no later than December 12, 1997 in order to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

     Section 8 of Article II of the Company's By-Laws provides that, in order for a stockholder to nominate a person for election to the Board of Directors at an annual meeting of the Company, such stockholder must be a stockholder of record on the date the notice described below is given and on the record date for the annual meeting, and must have given timely prior written notice to the Secretary of the Company of such stockholder's intention to make such nomination before the meeting. To be timely, notice must be received by the Company not less than 60 days nor more than 90 days prior to the date of the annual meeting; provided, however, that in the event less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Such notice must contain certain information about the person whom the stockholder proposes to nominate and the stockholder giving the notice, including the name, age, residence and business addresses, occupation, and class and number of shares of capital stock owned beneficially or of record by the proposed nominee and the name, record address and class and number of shares of capital stock owned beneficially or of record by such stockholder as well as a description of any arrangements or understandings between such stockholder and the proposed nominee pursuant to which the nominations are to be made. In addition, such notice must contain any other information related to the proposed nominee or such stockholder that would be required to be disclosed in a proxy statement. The notice must also contain a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such notice. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     In addition, Section 9 of Article II of the Company's By-Laws provides that, in order for a stockholder to propose any matter for consideration at an annual meeting of the Company, such stockholder must be a stockholder of record on the date the notice described below is given and on the record date for the annual meeting, and must have given timely prior written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. To be timely, notice must be received by the Company not less than 60 days nor more than 90 days prior to the date of the annual meeting; provided however, that in the event less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first. Such notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including the name and record addresses of such stockholder, a brief description of the business that the stockholder proposes to bring before the meeting, the reasons for conducting such business at the annual meeting, the class and number of shares of capital stock owned beneficially or of record by such stockholder, any material interest of such stockholder in the business so proposed, a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     Provisions identical to those contained in Sections 8 and 9 of Article II of the Company's By-Laws are contained in Sections 8 and 9 of Article II of the By-Laws of Michigan Borders Group and will be applicable to future annual meetings of the Company if the reincorporation proposal is approved by the stockholders.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE COMPANY'S FISCAL YEAR ENDED JANUARY 26, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO PATRICK
Q. MOORE, INVESTOR RELATIONS, BORDERS GROUP, INC., 500 EAST WASHINGTON STREET, ANN ARBOR, MICHIGAN 48104.

                                                                      APPENDIX A

                     BORDERS GROUP, INC. STOCK OPTION PLAN

     1. Purpose. The Borders Group, Inc. Stock Option Plan (the "Plan") is intended (i) to attract and retain officers and other key employees of Borders Group, Inc. (the "Company") and its "Subsidiaries" (corporations of which a majority of the shares of voting stock are owned directly or indirectly by the Company and other business entities which have a majority of their shares of voting stock owned directly or indirectly by the Company); (ii) to increase the proprietary interest in the Company of such persons by providing further opportunity for ownership of shares of the Company's common stock, $.001 par value (the "Shares"); and (iii) to increase the incentives to such persons to contribute to the success of the Company's business.

     2. Administration. Until the completion of an initial public offering of the Shares (an "Offering"), the Plan shall be administered by the Company's Board of Directors (the "Board"). From and after the completion of an Offering, the Plan shall be administered by the Compensation Committee (the "Committee") of the Board consisting of not less than two directors of the Company appointed by the Board. Members of the Committee shall serve at the pleasure of, and vacancies occurring in the membership of the Committee shall be filled through appointment by, the Board. No person may be a member of the Committee if he or she would fail to be a "disinterested person" under Rule 16b3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time ("Rule 16b-3"); provided, however, that membership on the Committee shall not affect or impair any rights of a member with respect to any Share allocated or Share options or Share appreciation rights granted such member when he or she was not a member of the Committee. The entity responsible for administering the Plan is hereafter referred to as the "Administrator".

     The Administrator shall keep minutes of its meetings. A majority of the members of the Administrator shall constitute a quorum thereof and the acts of a majority of the members present at any meeting of the Administrator at which a quorum is present, or acts unanimously approved in writing by all of the members of the Administrator, shall be the acts of the Administrator.

     The Administrator may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. The interpretation and application of the Plan or of any term or condition of an option granted under the Plan or of any rule, regulation or procedure, and any other matter relating to or necessary to the administration of the Plan, shall be determined by the Administrator, and any such determination shall be final and binding upon all persons.

     3. Shares. The number of Shares which shall be reserved for grant under the Plan shall not exceed the sum of: (i) 22,000,000 Shares, (ii) 5,850,000 Shares if the proposal relating to an increase in number of shares available under the Plan for broad based grants is approved by the shareholders of the Company at the 1997 Annual Meeting of Shareholders; and/or (iii) 1,750,000 Shares if the proposal relating to an increase of the number of shares available for compensation replacement options is approved by the shareholders of the Company at the 1997 Annual Meeting of Shareholders of the Company. Any Shares described in (iii) above that are not used for compensation replacement options shall be available for other grants under the Plan. The maximum number of Shares on which options may be granted to any one individual during the term is 1,000,000, not including grants made pursuant to paragraphs (d), (e), (f), (g) and (h) of
Section 4 and compensation replacement options. The maximum number of shares on which options may be granted to any one individual during the term pursuant to:
(i) paragraph (f) of Section 4 is 1,201,898, (ii) paragraphs (d), (e), (g) and
(h) of Section 4 collectively is 267,182, and (iii) as compensation replacement Options is 950,000. All of the numbers set forth above are subject to adjustment in accordance with the provisions of Section 6 hereof. Shares to be optioned or issued under the Plan may be either authorized and unissued shares or issued shares which shall have been reacquired by the Company. In the event that any outstanding option or portion thereof expires or is canceled, surrendered or terminated for any reason, the Shares allocable to the unexercised portion of such option may again be subjected to an option or be issued under the Plan, except Shares allocable to MSPP Options, Restricted Stock Options and those Matching Options which are forfeited to the extent MSPP Options are not exercised, which shall not again be subjected to an option or be issued under the Plan.

     4. Award of Options.

          (a) General Powers of Administrator. The Administrator may grant options to purchase Shares to officers and other full-time employees of the Company or any of its Subsidiaries, including directors who are full-time employees, if any, and, in the case of options described in paragraphs (d),
     (e) and (f), respectively, of this Section 4, to the persons described therein. The Administrator shall have the discretion, in accordance with the provisions of the Plan, to determine to whom an option is granted, the number of Shares optioned, and the terms and conditions of the option, and, in the case of replacement options, to determine the terms and conditions of such options. In making such determinations, the Administrator shall consider the position and responsibilities of the employee, the nature and value to the Company of his or her services and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Administrator may deem relevant. The Administrator may delegate to the Chairman of the Board and/or President of the Company the authority to grant options to any executive officer or other key employee of the Company or any of its Subsidiaries who is not subject to the requirements of Section 16 of the Exchange Act. If such authority is delegated, it shall include the authority to determine (i) to whom the option is to be granted, (ii) the number of shares optioned, (iii) the terms and conditions of the option, and (iv) in the case of replacement options, the terms and conditions of such options.

          (b) Types of Options. Each option granted under the Plan shall be designated by the Administrator at the time of grant as either an incentive stock option (an "Incentive" option) or a non-qualified stock option (a "Non-Qualified" option). An Incentive option is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The aggregate Fair Market Value (determined at the time the option is granted) of the Shares as to which Incentive options are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000 (as determined in accordance with the rules set forth in Section 422 of the Code).

          (c) General Provisions. Options granted under the Plan shall be subject to and governed by the provisions of the Plan and by the terms and conditions set forth in this Section 4 and in Section 5 hereof and by such other terms and conditions, not inconsistent with the Plan, as shall be determined by the Administrator. Except as otherwise provided herein, the date on which an option shall be granted shall be the date on which the optionee, the number of Shares optioned and the terms and conditions of the option are determined by the Administrator; provided, however, that if an option or any term or condition of an option is rejected or not accepted by an optionee or if an option is not granted in accordance with the provisions of the Plan, such option shall be deemed to have not been granted and shall be of no effect. Each option shall be evidenced by a Share Option Agreement in such form as the Administrator may from time to time approve.

          (d) Exchange Options. The Administrator shall have discretion to permit an employee of the Company or any of its Subsidiaries to exchange
     (1) all of his or her options (whether vested or unvested) for shares of the common stock ("Kmart Stock") of Kmart Corporation ("Kmart") which were granted under a Kmart stock option plan, and which options are outstanding as of the date of adoption of this Plan, and (2) all of his or her awards under the Kmart Corporation Performance Restricted Stock Plan (the "Performance Restricted Stock Plan") for restricted shares of Kmart Stock to be granted upon the satisfaction of certain terms and conditions, and which awards are outstanding as of the date of adoption of this Plan

     ("Unearned Restricted Kmart Stock"), for Non-Qualified options for Shares under this Plan (such Non-Qualified options being referred to herein as "Exchange Options"). Any such exchange shall take effect as of a date specified by the Administrator, subject in all cases to the consent of the employee. In addition, such Exchange Options may be granted pursuant to an employment agreement in effect on the date this Plan is adopted to replace options on Kmart Stock and Unearned Restricted Kmart Stock previously forfeited. All Exchange Options shall have an exercise price per Share equal to $7.50; shall become exercisable on the third anniversary of the effective date of exchange; shall have a term which expires on the fifth anniversary of such date; and shall contain such other terms and conditions as the Administrator shall determine. Notwithstanding the foregoing, in the event that any Unearned Restricted Kmart Stock would have been "earned" as a result of 1994 performance prior to an Offering (as hereinafter defined), the Exchange Options issued in exchange for or in replacement of such Unearned Restricted Kmart Stock shall automatically convert into the number of Restricted Stock Options (as defined in paragraph (e) below) that would have been issuable under paragraph (e) below in replacement of the same number of restricted shares of Kmart Stock, and thereafter such Restricted Stock Options shall be subject to the provisions of such paragraph (e).

          (e) Restricted Stock Options. The Administrator shall have the discretion to permit an employee of the Company or any of its Subsidiaries who holds or held restricted shares of Kmart Stock issued under the Performance Restricted Stock Plan upon the satisfaction of certain terms and conditions, which are subject to forfeiture and restrictions on transferability ("Restricted Kmart Stock"), to replace such Restricted Kmart Stock with Non-Qualified options for Shares under this Plan (such Non-Qualified options being referred to herein as "Restricted Stock Options") pursuant to an exchange offer or an employment agreement in effect on the date this Plan is adopted. Any such replacement shall take effect as of a date specified by the Administrator, subject to the consent of the employee. All Restricted Stock Options shall have an exercise price per Share equal to $0.001; in the absence of an Offering, shall become exercisable on the third anniversary of the date of grant; shall expire on the fifth anniversary of the date of grant; shall be exercisable for restricted Shares, the restrictions on which shall be the same as, and shall expire on the scheduled expiration date of, the restrictions on the Restricted Kmart Stock being replaced; and shall contain such other terms and conditions as the Administrator shall determine. In the event of completion of an Offering prior to exercise, the Restricted Stock Options shall automatically convert into an equal number of restricted Shares, the restrictions on which shall be the same as, and shall expire on the scheduled expiration date of, the restrictions on the Restricted Kmart Stock being replaced.

          (f) SAR Options. The Administrator shall have the discretion to permit an employee (or former employee) of the Company or any of its Subsidiaries to exchange all of his or her stock appreciation rights ("SARs") with respect to shares of Borders, Inc., which SARs were granted under the 1992 Stock Appreciation Rights Plan of Borders, Inc. (the "Borders SAR Plan") or pursuant to contractual arrangements and which are outstanding as of the date of adoption of this Plan, for Non-Qualified options for Shares under this Plan, (such Non-Qualified options being hereinafter referred to as "SAR Options"). Any such exchange shall take effect as of a date specified by the Administrator, subject to the consent of the employee (or former employee). The SAR Options exchanged for vested SARs shall be vested upon issuance. All other SAR Options shall vest according to the original vesting schedule for the SAR Options for which they are exchanged. Vested SAR Options shall not be subject to forfeiture upon termination of employment. All SAR Options shall become exercisable two years after the date of grant and shall expire five years after the date of grant; provided that, after an Offering, all vested SAR Options shall be immediately exercisable; and provided further that the SAR Options granted in respect of SARs having a strike price of $0.58 will expire on (x) February 20, 1997 in the event an Offering occurs prior to such date, and (y) at the closing of an Offering in the event that an Offering occurs between February 20, 1997 and five years after the date of grant. All SAR Options shall have the following exercise prices per Share: (1) in the case of SARs having a strike price of $0.58 per share of Borders, Inc., $.172; (2) in the case of SARs having a strike price of $12.00 per share of Borders, Inc., $3.539; and (3) in the case of SARs having a strike price of $15.71 per share of Borders, Inc., $4.633; and shall contain such other terms and conditions as the Administrator shall determine.

          (g) Management Stock Purchase Options. (1) In General. The Administrator shall have the discretion to grant to an officer or key employee of the Company or any of its Subsidiaries who is designated by the Administrator, including a director who is a full-time employee, a Non-Qualified option to acquire Shares for an aggregate exercise price of up to $1 million (such Non-Qualified options being hereinafter referred to as "Management Stock Purchase Options").

          (2) Terms. All Management Stock Purchase Options shall have an exercise price per Share equal to $6.00; shall become exercisable upon the earlier of (i) consummation of an Offering in the period between the pricing and closing of such Offering and (ii) the third anniversary of the date of grant; shall expire (A) in the event of (i) above, on closing of the Offering or (B) in the event of (ii) above, on the fifth anniversary of the date of grant; shall, if exercised by an optionee, be exercisable one time only; shall be subject to the additional terms and conditions of this paragraph (g); and shall contain such other terms and conditions as the Administrator shall determine.

          (3) Source of Funds. Subject to any limitations imposed by the Administrator in its discretion, an optionee who is designated pursuant to
     Section 4(g)(1) hereof may use one or more of the following as sources to exercise his or her Management Stock Purchase Options: (A) up to 100 percent of his or her bonus (hereinafter, the "Annual Bonus") (less applicable payroll deductions, which shall not include Federal income tax withholding) earned under the Borders Group, Inc. Annual Incentive Bonus Plan, as amended from time to time, for the year in which such option becomes exercisable; (B) up to 100 percent of his or her base salary (less applicable payroll deductions, which shall not include Federal income tax withholding) for the 12-month period immediately following the date on which such option becomes exercisable; (C) his or her own personal funds;
     (D) shares of Series A Preferred Stock of the Company, which shall be valued at $16.00 per share, plus accrued dividends and interest; and (E) with respect to up to 50% of the Fair Market Value (as hereinafter defined) on the loan commitment date of the Shares subject to the Management Stock Purchase Options, any loan which the Administrator may advise optionee is being made available by a third-party lender and which the optionee obtains at the time of exercise (a "Share Loan"). If a Share Loan provides part of the funds used to exercise a Management Stock Purchase Option, the Share Loan documents between the third-party lender and the optionee may effectively alter certain rights of the optionee. For example, a failure to maintain a certain value-to-loan ratio or a failure by the optionee to make timely payments required by the Share Loan documents may affect the optionee's rights to the Shares or the value thereof or rights otherwise provided herein.

          (4) Time of Payment. The optionee shall make an initial payment at the time of exercise, in cash (from his or her personal funds and/or a Share
     Loan) or shares of Series A Preferred Stock, or a combination thereof, of the difference between the aggregate exercise price of the Management Stock Purchase Options being exercised and the sum of the portions of the Annual Bonus and salary which he or she has elected to apply to such exercise. Solely for the purpose of calculating such initial cash payment, the product of multiplying the optionee's Annual Bonus by the percentage thereof which he or she has elected to apply to such exercise shall be deemed to be equal to the product of multiplying his or her targeted Annual Bonus by such percentage. At the time the actual Annual Bonus for the applicable year is paid, the optionee shall make an additional payment, in cash, of any balance of the exercise price remaining after application of any percentage of the Annual Bonus so elected at the time of exercise and any portion of base salary so elected at the time of exercise. Such additional payment shall be made from his or her personal funds and/or the proceeds of a Share Loan.

          (5) Failure to Pay. Except as otherwise determined by the Administrator, if an optionee fails to make full payment in accordance with
     Section 4(g)(4) hereof in connection with the exercise of a Management Stock Purchase Option, a percentage of such Shares determined by dividing the amount payable but not so paid on account of such exercise by the total exercise price shall be forfeited. Fractional Shares shall be disregarded.

          (6) Restrictions. (A) Except as may be authorized by the Administrator in connection with any Share Loan, Shares acquired upon exercise of a Management Stock Purchase Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (except by will or the applicable laws of descent and distribution) during the Restricted Period (as hereinafter defined). The Administrator may also impose such other restrictions and conditions on such Shares as it deems appropriate. Upon the issuance of such Shares, either (i) a share certificate or certificates representing such Shares shall be registered in the name of the optionee, shall bear an appropriate legend referring to the restrictions applicable thereto, and shall be held in custody by an escrow agent appointed by the Administrator for the account of the optionee, or (ii) the Company's share transfer agent or other designee shall credit such Shares to the restricted Shares account of such optionee, which Shares shall be subject to the restrictions applicable thereto under the Plan. Any attempt to dispose of any such Shares in contravention of such restrictions shall be null and void and without effect.

             (B) The Restricted Period for Shares acquired upon exercise of Management Stock Purchase Options under the Plan shall be three years from the date of exercise.

             (C) Except as provided in this paragraph or in Section 4(g)(6)(E) below, if, during the Restricted Period, the optionee's employment is terminated either (i) for Cause (as hereinafter defined) by the Company or a Subsidiary or (ii) for any reason by the optionee, he or she shall receive unrestricted Shares having a value (or cash, in the discretion of the Administrator) equal to the lesser in value of (x) the then-current Fair Market Value of all restricted Shares acquired upon exercise of Management Stock Purchase Options under the Plan and held by the optionee or (y) the aggregate exercise price paid for all such restricted Shares held by the optionee. Any additional value shall be forfeited.

             If, during a Restricted Period, the optionee's employment is terminated by the Company or a Subsidiary without Cause, the optionee shall receive unrestricted Shares having a Fair Market Value (or cash, in the discretion of the Administrator) equal to (i) the then-current Fair Market Value of a percentage of his or her restricted Shares, such percentage to be computed by multiplying the number of restricted Shares acquired by such optionee upon exercise of the Management Stock Purchase Option by a fraction, the numerator of which is the number of months of employment completed during the applicable Restricted Period and the denominator of which is thirty-six (36), plus (ii) as to the balance of such restricted Shares, the lesser of (x) the then-current Fair Market Value of such remaining restricted Shares or (y) the aggregate exercise price paid for such remaining restricted Shares. Any additional value shall be forfeited.

             (D) During the Restricted Period, the optionee shall possess all incidents of ownership of such restricted Shares, including the right to vote and to receive dividends with respect to such Shares, subject to the restrictions and limitations described in this Section.

             (E) Upon the termination of an optionee's employment which either
        (i) occurs after he or she has attained the age of 65 years with at least ten years of full-time service to Kmart or the Company and/or any of its Subsidiaries or (ii) results from his or her death or Disability (as hereinafter defined), or upon the occurrence of a Change in Control (as hereinafter defined), all restrictions then outstanding with respect to restricted Shares acquired hereunder shall automatically expire and be of no further force and effect. Additionally, the Administrator shall have the authority to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the restricted Shares on such terms and conditions as the Administrator shall in its discretion deem appropriate.

          (7) Definitions. For purposes of this paragraph (g):

             (A) "Cause" shall mean the optionee's fraud, embezzlement, defalcation, gross negligence in the performance or nonperformance of the optionee's duties (other than as a result of Disability, as hereinafter defined) or material failure or refusal to perform the optionee's duties at any time while in the employ of the Company or a Subsidiary.

             (B) "Disability" shall mean disability (as defined in Section 22
        (e)(3) of the Code).

             (C) "Fair Market Value" per Share shall mean the closing price on the NYSE Composite Transactions Tape (or its equivalent if the Shares are not traded on the New York Stock Exchange) of such Share for the trading day immediately prior to the relevant valuation date, except that (i) for purposes of paragraph (g)(3)(E) above, "Fair Market Value" per Share shall mean the actual initial public offering price, net of the actual underwriting discount, and (ii) prior to an Offering, for purposes of paragraph (g)(6)(C) above, "Fair Market Value" per Share shall mean the value determined by the Board in good faith.

          (h) Matching Options. The Administrator shall have the discretion to grant to the holders of Management Stock Purchase Options, additional Non-Qualified options to acquire Shares under the Plan (such Non-Qualified options being hereinafter referred to as "Matching Options"); provided, however, that the number of Matching Options so granted may not exceed the number of Current Options (as defined below) otherwise granted to such Participant under the Plan in connection with 1994 performance, unless the participant has been recently hired or promoted, in which case the number of Matching Options so granted may not exceed the number of Current Options otherwise granted to such participant under the Plan in connection with 1995 performance. Matching Options shall have an exercise price per Share of $7.50; shall be forfeited to the extent an equivalent number of Management Stock Purchase Options is not exercised; shall become exercisable on the later of (i) the date on which full and timely payment for the related Management Stock Purchase Option has been made pursuant to
     Section 4(g) hereof (and to the extent the optionee shall fail to make such full and timely payment, a proportionate number of Shares underlying the Matching Option shall be immediately forfeited) and (ii) the third anniversary of the date of grant; shall expire on the fifth anniversary of the date of grant; shall only become exercisable to the extent Management Stock Purchase Options are exercised; and shall contain such other terms and conditions as the Administrator shall determine.

          (i) Current Options. The Administrator shall have the discretion to grant Non-Qualified options (hereinafter referred to as "Current Options" and, collectively with Exchange Options, Restricted Stock Options, SAR Options, Management Stock Purchase Options and Matching Options, as "Equity Program Options") in connection with the simulated initial public offering. Current Options shall have an exercise price per Share of $7.50; shall become exercisable on the third anniversary of the date of grant, except in the case of grants in connection with the 1994 award, in which case such Current Options shall be exercisable on April 1, 1997; shall expire on the fifth anniversary of the date of grant, except in the case of grants in connection with the 1994 award, in which case such Current Options shall expire on April 1, 1999; and shall contain such other terms and conditions as the Administrator shall determine.

          (j) Tandem Options. Tandem options granted under Article 16(e) of the Borders Group, Inc. Management Stock Purchase Plan shall have the exercise price set forth therein; shall be forfeited to the extent that an equivalent number of shares are not purchased; shall become exercisable on the later of (i) the date on which timely payment for the Restricted Share has been made (and to the extent that the optionee shall fail to make such timely payment, a proportionate number of shares underlying the Tandem Option shall be forfeited) and
     (ii) the third anniversary of the date on which the exercise price is determined; shall expire on the fifth anniversary of the date on which the exercise price is determined; shall become exercisable only to the extent that Restricted Shares are purchased; and shall contain such other terms as the Administrator or its delegate shall determine.

     5. Terms and Conditions of Options.

          (a) Option Price. Except as otherwise provided in Section 4 hereof or in the Management Stock Purchase Plan of the Company, in the case of each option granted under the Plan, the Option Price Per Share shall not be less than the Fair Market Value (as defined in Section 4(g)(7)(C) above) per Share, on the date of grant of such option.

          (b) Period of Option and When Exercisable.

             (i) Except as otherwise provided in Section 4 hereof, an option granted under the Plan may not be exercised after the earlier of (A) the date specified by the Administrator, which shall be a maximum of ten years from date of grant as to an Incentive option and a maximum of ten years and two days from date of grant as to a Non-Qualified option, or
        (B) the applicable time limit specified in paragraph (iii) of this
        Section 5 (b). Any option not exercised within the aforementioned time periods shall automatically terminate at the expiration of such period.

             (ii) Except as specified in Section 4 hereof or in this Section 5(b)(ii), an option granted with a maximum exercise period of more than three years may not be exercised prior to three years from the date of grant (or such other period as determined by the Administrator in its sole discretion), except that this limitation shall be removed (A) if termination of employment of the optionee results from death or Disability (as defined in Section 4(g)(7)(B) above), or (B) if termination of employment of the optionee occurs at or after age 65 and the optionee has ten or more years of full-time service with Kmart, the Company and/or any of its Subsidiaries, or (C) in the event of a Change in Control of the Company, or (D) if and to the extent the Administrator may so determine in its sole discretion. An option granted with a maximum exercise period of three years or less is not subject to the limitation contained in this paragraph (ii) unless otherwise specified by the Administrator. Notwithstanding any other provision of this Plan, an Offering shall not be deemed a Change in Control of the Company for purposes of the Plan regardless of the percentage of outstanding shares sold in such Offering. Subject to the foregoing, following an Offering, Change in Control shall be deemed to have occurred if:

                (A) the "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of securities representing more than 20% of the combined voting power of the Company is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act (other than Kmart; the Company; any Subsidiary; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company; or any "person" acquiring such securities in a sale or transfer by Kmart in a transaction not involving a public offering), or

                (B) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation, other than Kmart, or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                (C) during any period of three consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period).

             (iii) Subject to Section 4(f), an option may be exercised by an optionee only while such optionee is in the employ of the Company or a Subsidiary or within three months thereafter, and only if any limitation upon the right to exercise such option under paragraph (ii) of this
        Section 5 (b) has been removed or has expired prior to termination of employment and exercise is not otherwise precluded hereunder; provided, however, if at the date of termination of employment the optionee has ten or more years of full-time service with the Kmart, Company and/or any of its Subsidiaries or if termination of employment results from death or Disability, such three-month period shall be extended to three years. Employment with a Subsidiary shall be deemed terminated on the date a former Subsidiary ceases to be a Subsidiary of the Company.

             (iv) In the event of the Disability of an optionee, an option which is otherwise exercisable may be exercised by the optionee's legal representative or guardian. In the event of the death of an optionee, either before or after termination of employment, an option which is otherwise exercisable may be exercised by the person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Committee ("Beneficiaries"), or, if no such designation has been made, by the person or persons to whom the optionee's rights shall have passed by will or the laws of descent and distribution ("Successor(s)"). The Administrator may require an indemnity and/or such evidence or other assurances as it may deem necessary in connection with an exercise by a legal representative, guardian, Beneficiary or Successor.

             (v) Notwithstanding anything contained herein to the contrary, all rights with respect to all options of an optionee are subject to the conditions that the optionee not engage or have engaged (a) in activity constituting Cause (as defined in Section 4(g)(7)(A) above), or (b) in activity directly or indirectly in competition with any business of the Company or a Subsidiary, or in other conduct inimical to the best interests of the Company or a Subsidiary, following the optionee's termination of employment. If it is determined by the Administrator or the Administrator's designee (which determination of such designee shall be subject to ratification by the Administrator), either before or after termination of employment of an optionee, that there has been a failure of any such condition, all options and all rights with respect to all options granted to such optionee shall immediately terminate and be null and void.

          (c) Exercise and Payment.

             (i) Subject to the provisions of Sections 4 and 5(b), an option may be exercised by notice (in the form prescribed by the Administrator) to the Company specifying the number of Shares to be purchased. Except as otherwise provided in Section 4(g)(3) hereof, (x) payment for the number of Shares purchased upon the exercise of an option shall be made in full at the price provided for in the applicable Share Option Agreement and
        (y) such purchase price shall be paid by the delivery to the Company of cash (including check or similar draft) in United States dollars or previously owned whole Shares otherwise not subject to holding periods under Rule 16b-3 or shares of Series A Preferred Stock or a combination thereof. Shares used in payment of the purchase price shall be valued at their Fair Market Value as of the date notice of exercise is received by the Company. Any Shares delivered to the Company shall be in such form as is acceptable to the Company.

             (ii) The Company may defer making delivery of Shares under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to exercise of the option. The Administrator may, in its sole discretion, permit an optionee to elect, in such form and at such time as the Administrator may prescribe, to pay all or a portion of all taxes arising in connection with the exercise of an option by electing to (A) have the Company withhold whole Shares, or (B) deliver other whole Shares previously owned by the optionee having a Fair Market Value not greater than the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the optionee's estimated total Federal, State and local tax obligations associated with the transaction.

          (d) Nontransferability. Except as otherwise provided in Section 4(g)(3) hereof, no option or any rights with respect thereto shall be subject to any debts or liabilities of an optionee, nor be assignable or transferable except by will or the laws of descent and distribution, nor be exercisable during the optionee's lifetime other than by him or her, nor shall Shares be issued to or in the name of one other than the optionee; provided, however, that (i) an option may after the death or Disability of an optionee be exercised pursuant to paragraph (iv) of Section 5(b); (ii) any Shares issued to an optionee hereunder may at the request of the optionee be issued in the name of the optionee and one other person, as joint tenants with right of survivorship and not as tenants in common, or in the name of a trust for the benefit of the optionee or for the benefit of the optionee and others; and (iii) if so provided in a Share Option Agreement executed by the optionee and approved by the Committee, the option and rights covered by such Agreement may be transferred without consideration to an immediate family member(s) or to a trust for the benefit of such family member(s), in which event the transferee(s) must agree in writing to accept the terms and conditions of such option and such option shall not be covered under Rule 16(b)-3 of the Exchange Act.

          (e) Employment. No provision of the Plan, nor any term or condition of any option, nor any action taken by the Administrator, the Company or any Subsidiary pursuant to the Plan, shall give or be construed as giving an optionee any right to be retained in the employ of the Company or of any Subsidiary, or affect or limit in any way the right of the Company or any Subsidiary to terminate the employment of any optionee.

          (f) Termination of Option by Optionee. An optionee may at any time elect, in a written notice filed with the Administrator, to terminate a Non-Qualified option with respect to any number of shares as to which such option shall not have been exercised.

          (g) Rights Upon Sale of the Company Prior to an Offering. In the event of (1) a merger of the Company with or into any entity in which Kmart receives cash, securities or other property in exchange for its Shares, (2) a sale of in excess of 50% of the outstanding Shares to a third party or
     (3) the sale of all or substantially all of the assets of the Company followed by a complete liquidation or dissolution of the Company, in each case prior to the completion of an Offering, each holder of Equity Program Options shall have the right to receive for each then outstanding Equity Program Option held by such holder an amount in cash for each Share subject to such Equity Program Option equal to the per Share cash consideration received by Kmart in such transaction, less the exercise price per Share of such Equity Program Option; provided, however, in the event a binding agreement for such a transaction is executed on or before June 1, 1996, and such transaction ultimately closes, each holder of MSPP Options and Matching Options shall instead, for such MSPP Options and Matching Options, receive an amount per option equal to (x) the difference between the exercise price and $8.00, plus (y) one-third of the difference between the per Share cash consideration received by Kmart in such transaction and $8.00. The amount to which an optionee is entitled in respect of Options is referred to herein as the "Spread." In the event that Kmart receives securities or other property in lieu of cash, holders shall nevertheless be paid the Spread in cash, unless such securities may be freely resold without registration, in which event, at Kmart's election, holders may receive such securities having a value equal to the Spread.

     6. Limitations on Exercise of Options Prior to an Offering. At the end of each calendar year preceding the completion of an Offering, holders of exercisable options will have a fifteen day window to exercise their options. Following such fifteen day window, if requested by at least 20 holders (at least 10 of whom are not officers) representing at least 20% of the outstanding Shares that were acquired through the exercise of Equity Program Options, the Company will, at its election, with respect to all Shares owned by holders who have exercised options prior to that time, either (A) register a number of Shares (which may be either primary Shares or secondary Shares owned by Kmart) such that, when added to the Shares then owned by such holders, the aggregate Shares shall equal a minimum total registration of 20% of the outstanding Shares and, if so demanded by the Company, each of such holders will sell all Shares then owned in such offering or (B) guarantee that all holders who have exercised options prior to that date will receive within 30 days following completion of an independent third party appraisal commissioned for this purpose an amount in cash equal to the appraised per share value. The appraisal will be conducted on a basis consistent with the terms contained in a registration rights agreement to be entered into with the holders of Equity Program Options. Should the Company elect to proceed under (B), all holders who have exercised options prior to that date would be obligated to accept any offer for their Shares equal to at least the appraised per Share value.

     7. Adjustments. If there is any change in the number or class of Shares through the declaration of Share dividends, or recapitalization resulting in Share splits, or combinations or exchanges of such Shares or similar corporate transactions, or if the Administrator otherwise determines that, as a result of a corporate transaction involving a change in the Company's capitalization, it is appropriate to effect the adjustments described in this section, the aggregate number or class of Shares on which options may be granted or which may be issued under the Plan, the number or class of Shares covered by each outstanding option, and the exercise price per Share of each option, shall all be proportionately adjusted by the Administrator; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated. Subject to any required action by shareholders, if a new option is substituted for the option granted hereunder, or an assumption of the option granted hereunder is made, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the option granted hereunder shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled.

     8. Term of Plan. No option shall be granted under the Plan after December 31, 2000, and no option which is intended to be an Incentive option shall be granted more than five (5) years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Company's shareholders. Options granted prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto.

     9. Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to options granted under the Plan will be used for general corporate purposes.

     10. No Obligation to Exercise Option. The granting or acceptance of an option shall impose no obligation upon the optionee to exercise such an option.

     11. Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to Shares covered by his or her option until the date of issuance to him or her of a certificate evidencing such Shares after the exercise of such option and payment in full of the purchase price. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

     12. Amendments. The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no amendment which requires stockholder approval in order for the exemptions available under Rule 16b-3 to be applicable to the Plan or in order for the Plan to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon. Any such amendment may be effective in respect of all past and future options granted hereunder in the sole discretion of the Board.

     The Plan, each option under the Plan and the grant and exercise thereof, and the obligation of the Company to sell and issue shares under the Plan shall be subject to all applicable laws, rules, regulations and governmental and stockholder approvals, and the Administrator may make such amendment or modification thereto as it shall deem necessary to comply with any such laws, rules and regulations or to obtain any such approvals.

     13. Severability. If any provision of the Plan, or any term or condition of any option granted or Share Option Agreement or form executed or to be executed thereunder, or any application thereof to any person or circumstance is invalid or would result in an Incentive option failing to meet the requirements of
Section 422 of the Code, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Administrator, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provision, term or condition is severable.

                                                                      APPENDIX B

                              BORDERS GROUP, INC.

                          ANNUAL INCENTIVE BONUS PLAN

1. Purposes.

     The purposes of Borders Group, Inc. Annual Incentive Bonus Plan (the "Plan") are to attract and retain highly-qualified executives by providing appropriate performance-based short-term incentive awards, to align executive and shareholder long-term interests by creating a direct link between executive compensation and shareholder return, and to enable certain executives, through the mandatory and optional share purchase features of the Management Stock Purchase Plan, to develop and maintain a substantial stock ownership position in the Company's Shares. An additional purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162(m) of the Internal Revenue Code of 1986, as amended, in order to preserve the Company's tax deduction for compensation paid under the Plan to Covered Employees.

2. Definitions.

     The following terms, as used herein, shall have the following meanings:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Bonus" shall mean any annual incentive bonus award granted pursuant to the Plan; the payment of any such award shall be contingent upon the attainment of Performance Goals with respect to a Plan Year.

          (c) "Change in Control" shall mean the occurrence of an event described in Section 6(e) hereof.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" shall mean the Compensation Committee of the Board.

          (f) "Company" shall mean Borders Group, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (g) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code (or any successor provision).

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (i) "Management Stock Purchase Plan" (or "MSPP") shall mean Borders Group, Inc. Management Stock Purchase Plan, as amended from time to time.

          (j) "MSPP Participant" shall mean an officer or other employee of the Company or one of its Subsidiaries who is designated to participate in the MSPP during the MSPP's plan year which runs concurrently with the relevant Plan Year of the Plan.

          (k) "Participant" shall mean an officer or other employee of the Company or one of its Subsidiaries who is eligible to participate herein pursuant to Section 3 of the Plan and for whom a target Bonus is established with respect to the relevant Plan Year.

          (l) "Performance Goal(s)" shall mean the criteria and objectives which must be met during the Plan Year as a condition of the Participant's receipt of payment with respect to a Bonus, as described in Section 5 hereof.

          (m) "Plan" shall mean Borders Group, Inc. Annual Incentive Bonus Plan, as amended from time to time.

          (n) "Plan Year" shall mean the Company's fiscal year.

          (o) "Restricted Shares" shall mean the Shares in which a Bonus is partially or wholly payable pursuant to Section 6(d) hereof; such Restricted Shares are issuable pursuant to the Management Stock Purchase Plan or the Stock Option Plan.

          (p) "Shares" shall mean common shares, $.001 par value, of the Company.

          (q) "Stock Option Plan" shall mean the Borders Group, Inc. Stock Option Plan, as amended from time to time.

          (r) "Subsidiary" shall mean any subsidiary of the Company which is designated by the Board or the Committee to have any one or more of its employees participate in the Plan.

3. Eligibility.

     All Company officers and such key employees of the Company and its Subsidiaries as are designated by the Committee shall participate in the Plan. In determining the persons to whom Bonuses shall be granted, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

4. No Shares Subject to the Plan.

     No Shares of the Company shall be reserved for, or issued under, the Plan. To the extent that annual bonuses are paid in Restricted Shares, such Restricted Shares shall be issued under, and subject to the terms and conditions of, the Management Stock Purchase Plan or the Stock Option Plan, as the case may be.

5. Performance Goals.

     Performance Goals may be expressed in terms of (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or the Subsidiaries or any combination thereof, (iii) expense reduction levels, (iv) implementation of critical projects or processes,
(v) level of sales and/or (vi) changes in market price of the Shares. To the extent applicable, any such Performance Goal shall be determined in accordance with generally accepted accounting principles and reported upon by the Company's independent accountants. Performance Goals shall include a threshold level of performance below which no Bonus payment shall be made, levels of performance at which specified percentages of the target Bonus shall be paid, and a maximum level of performance above which no additional Bonus shall be paid. The Performance Goals established by the Committee may be (but need not be) different each Plan Year and different goals may be applicable to different Participants.

6. Bonuses.

          (a) In General. For each Plan Year, the Committee shall specify the Performance Goals applicable to such Plan Year and the amount of the target Bonus for each Participant with respect to such Plan Year. A Participant's target Bonus for each Plan Year shall be expressed as either a dollar amount or as a percentage of the salary midpoint for the Participant's salary grade. Unless otherwise provided by the Committee in its discretion in connection with terminations of employment, or except as set forth in
     Section 6(e) hereof, payment of a Bonus for a particular Plan Year shall be made only if all of the following conditions are satisfied: (i) the Performance Goals with respect to such Plan Year are attained, (ii) the Participant has satisfied any individual performance goals established for such Participant by his or her supervisor (or by the Committee in accordance with Section 162(m) of the Code in the case of any participant who is a Covered Employee), and (iii) the Participant is employed by the Company or one of its Subsidiaries on the date of payment of the Bonus (or, alternatively, on the last day of the Plan Year, if the Committee shall have substituted such alternative requirement for all Participants at the time it established the Performance Goals for such Plan Year). The actual amount of a Bonus payable under the Plan shall be determined as a percentage of the Participant's target Bonus, which percentage shall vary depending upon the extent to which the Performance Goals have been attained and may be lesser than, greater than, or equal to 100%. The Committee may, in its discretion, reduce or eliminate the amount payable to any Participant (including a Covered Employee), in each case based upon such factors as the Committee may deem relevant, but shall not increase the amount payable to any Covered Employee. With respect to the 1995 Plan Year, those employees of the Company and its subsidiaries who are participants in the Kmart Corporation Annual Incentive Bonus Plan for Kmart Corporation's 1995 fiscal year shall be participants in Compensation and Incentives Committee with respect to each such participant shall be the performance goals and target bonus for the 1995 Plan Year hereunder with respect to such participant, and the calculation of bonus amounts shall take into account the Company's entire 1995 fiscal year. Notwithstanding any other provision of the Plan, the actual Bonus paid to any Participant in the Plan for any plan year shall not exceed $900,000.

          (b) Special Limitation on Certain Bonuses. Notwithstanding anything to the contrary contained in this Section 6, the actual Bonus paid to the Company's Chief Executive Officer under the Plan for any Plan Year may not exceed three times the salary midpoint for the salary grade of the Chief Executive Officer, as determined by the Committee prior to the beginning of such Plan Year based on competitive data, including a survey of comparable companies; and the Bonus for each other Covered Employee under the Plan may not exceed two times the salary midpoint (as of the beginning of such Plan
     Year) for such Covered Employee's salary grade, as so determined by the Committee prior to the beginning of such Plan Year.

          (c) Time of Payment. Unless otherwise determined by the Committee, or except as provided in Section 6(e) hereof, all payments in respect of Bonuses granted under this Section 6 shall be made within a reasonable period after the end of the Plan Year. In the case of Participants who are Covered Employees, unless otherwise determined by the Committee in connection with terminations of employment and except as provided in
     Section 6(e) hereof, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee.

          (d) Form of Payment. Payment of each Participant's Bonus for any Plan Year (other than an MSPP Participant's Bonus) shall be made in cash. Except as provided in Section 6(e) hereof, payment of at least 20 percent of each MSPP Participant's Bonus for any Plan Year (less applicable payroll deductions, which shall not include Federal income tax withholding) shall be made in Restricted Shares pursuant to, and subject to the terms and conditions of, the Management Stock Purchase Plan, unless at least 20 percent of such Annual Bonus is being used to acquire Restricted Shares pursuant to (and subject to the terms and conditions of) "Management Stock Purchase Options" under the Stock Option Plan (as defined therein). At the election of each MSPP Participant (made in accordance with the terms and conditions of the Management Stock Purchase Plan), up to 100 percent of the MSPP Participant's Bonus for any Plan Year (less applicable payroll deductions, which shall not include Federal income tax withholding) shall be paid in Restricted Shares pursuant to, and subject to the terms and conditions of, the Management Stock Purchase Plan, to the extent that such Annual Bonus is not being used to acquire Restricted Shares pursuant to (and subject to the terms and conditions of) Management Stock Purchase Options under the Stock Option Plan. The amount of the Bonus being paid in Restricted Shares shall be calculated as follows: (i) multiply the gross Bonus by the aggregate percentage of the Bonus being paid in Restricted Shares, and (ii) subtract applicable payroll deductions from the result. The number of Restricted Shares to be paid shall be calculated in accordance with the Management Stock Purchase Plan. Payment of the balance of the MSPP Participant's Bonus for any Plan Year shall be made in cash. Payments of portions of any Bonuses made in Restricted Shares pursuant to the Management Stock Purchase Plan may be referred to therein as "purchases" of such Shares.

          (e) Change in Control. Notwithstanding any other provision of the Plan to the contrary, (i) if a "Change in Control" of the Company (as defined in this Section 6(e)) shall occur following a Plan Year as to which the Committee has determined the actual Bonuses to be paid (but such Bonuses have not yet been paid), such Bonuses shall be paid immediately in cash, (ii) if a Change in Control shall occur following a Plan Year as to which the Committee has not yet determined the actual Bonuses to be paid, such Bonuses shall be immediately determined and paid in cash, and (iii) if a Change in Control shall occur during a Plan Year as to which target Bonuses have been established (but the actual Bonuses to be paid have not yet been determined), such Plan Year shall be deemed to have been completed, the target levels of performance set forth under the respective Performance Goals shall be deemed to have been attained, and a pro rata portion of the Bonus so determined for each Participant for such partial Plan Year (based on the number of full and partial months which have elapsed with respect to such Plan Year) shall be paid immediately in cash to each Participant for whom a target Bonus for such Plan Year was established. Notwithstanding any other provision of the Plan to the contrary, in no event shall the initial public offering of the Shares be treated as a Change in Control of the Company for purposes of this Plan.

     For purposes of this Section 6, a Change in Control of the Company shall occur upon the first to occur of the following:

             (i) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20% of the combined voting power of the Company is acquired by any "person," as defined in sections 13(d) and 14(d) of the Exchange Act (other than Kmart Corporation, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares of the Company, or any "person" acquiring such securities in a sale or transfer by Kmart Corporation in a transaction not involving a public offering), or

             (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

             (iii) during any period of three consecutive years beginning after the completion of the initial public offering of the Shares, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

7. Administration.

     Prior to the completion of the initial public offering of the Shares, the Plan shall be administered by the Board (which, during such period, shall have all the powers given herein to the Committee). From and after the completion of such offering, the Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Bonuses; to determine the persons to whom and the time or times at which Bonuses shall be granted; to determine the terms, conditions, restrictions and performance criteria relating to any Bonus; to make adjustments in the Performance Goals in response to changes in applicable laws, regulations, or accounting principles; except as otherwise provided in Section 6(a) hereof, to adjust compensation payable upon attainment of Performance Goals; to construe and interpret the Plan and any Bonus; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code. The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by unanimous written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Bonus granted hereunder.

8. General Provisions.

          (a) Compliance with Legal Requirements. The Plan and the granting of Bonuses, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

          (b) No Right To Continued Employment. Nothing in the Plan or in any Bonus granted shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

          (c) Withholding Taxes. The Company or Subsidiary employing any Participant shall deduct from all payments and distributions under the Plan any taxes required to be withheld by federal, state or local governments.

          (d) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Additionally, the Committee may make such amendments as it deems necessary to comply with other applicable laws, rules and regulations. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Bonus theretofore granted under the Plan.

          (e) Participant Rights. No Participant shall have any claim to be granted any Bonus under the Plan, and there is no obligation for uniformity of treatment for Participants.

          (f) Unfunded Status of Bonuses. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments which at any time are not yet made to a Participant pursuant to a Bonus, nothing contained in the Plan or any Bonus shall give any such Participant any rights that are greater than those of a general creditor of the Company.

          (g) Governing Law. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

          (h) Effective Date. The Plan shall take effect upon its adoption by the Board, but the Plan (and any grants of Bonuses made prior to the shareholder approval mentioned herein) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Bonuses shall be null and void.

          (i) Interpretation. The Plan is designed and intended to comply with
     Section 162(m) of the Code, to the extent applicable, and all provisions hereof shall be construed in a manner to so comply.

          (j) Term. No Bonus may be granted under the Plan with respect to any Plan Year after fiscal 1999. Bonuses made with respect to fiscal 1999 or prior years, however, may extend beyond fiscal 1999 and the provisions of the Plan shall continue to apply thereto.

                                                                      APPENDIX C

                          AGREEMENT AND PLAN OF MERGER
                        OF MICHIGAN BORDERS GROUP, INC.
                                      AND
                              BORDERS GROUP, INC.


     THIS AGREEMENT AND PLAN OF MERGER dated as of April 8, 1997 (the "Agreement") is between Michigan Borders Group, Inc., a Michigan corporation ("Michigan Borders Group), and Borders Group, Inc. , a Delaware corporation ("Borders Group, Inc."). Michigan Borders Group and Borders Group are sometimes referred to herein as the "Constituent Corporations".


                                    RECITALS


          A. Borders Group is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 200,000,000 shares of Common Stock, $.001 par value, of which 75,897,031 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, $.001 par value, none of which are outstanding. The outstanding shares of Borders Group are entitled to vote on the Merger described below.


          B. The Board of Directors of Borders Group has determined that it is in the best interests of Borders Group and its shareholders to reincorporate in Michigan. Borders Group has formed Michigan Borders Group as a wholly owned subsidiary for the purpose of effecting the reincorporation of Borders Group in the State of Michigan. Therefore, Borders Group, by this Agreement, shall merge with and into Michigan Borders Group upon the terms and conditions herein provided.


          C. Michigan Borders Group is a corporation duly organized and existing under the laws of the State of Michigan and has an authorized capital of 1,000 shares of Common Stock, of which 100 shares are issued, outstanding, held by Borders Group and entitled to vote on the Merger and 100 shares of Preferred Stock, none of which are outstanding.



          D. The respective Boards of Directors of Michigan Borders Group and Borders Group have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.


     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Michigan Borders Group and Borders Group, Inc. hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I

                                     MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware Business Corporation Law and the Michigan Business Corporation Act, Borders Group shall be merged with and into Michigan Borders Group (the "Merger"), the separate existence of Borders Group shall cease and Michigan Borders Group shall be, and is herein sometimes referred to as, the "Surviving Corporation".

     1.2 Filing Effectiveness. The Merger shall become effective when all of the following actions shall have been completed:


          (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware Business Corporation Law and the Michigan Business Corporation Act.

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware Business Corporation Law shall have been filed with the Department of State of the State of Delaware; and

          (d) An executed Certificate of Merger meeting the requirements of the Michigan Business Corporation Act shall have been filed with the Corporation, Securities and Land Development Bureau of the State of Michigan.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger".


     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Borders Group shall cease and Michigan Borders Group, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Borders Group's Board of Directors, and shall assume all obligations of Borders Group relating to the indemnification of its officers and directors
(iii) shall succeed, without other transfer, to all of the assets rights, powers and property of Borders Group in the manner as more fully set forth in Section 724 of the Michigan Business Corporation Act (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, (v) shall assume, without any further action, all employee benefit plans of Borders Group, including, but not limited to, all stock option, stock purchase, deferred compensation, welfare and savings plans, as well as all employment and severance agreements, subject, in each case, to the terms and conditions of such plans and agreements, and (vi) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Borders Group in the same manner as if Michigan Borders Group had itself incurred them, all as more fully provided under the applicable provisions of the Delaware Business Corporation Law and the Michigan Business Corporation Act.


                                       II

                         NAME OF SURVIVING CORPORATION,
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Name. The name of the Surviving Corporation shall be Borders Group, Inc. as provided in the Amendment to the Articles of Incorporation of the Surviving Corporation set forth in Section 2.2 below.


     2.2 Articles of Incorporation. The Articles of Incorporation of Michigan Borders Group as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law except that (i) Article I thereof shall be amended to read as follows: "The name of the corporation is Borders Group, Inc." and (ii)
Article III thereof shall be amended to increase the total number of authorized shares to 300,000,000 Common Shares and 10,000,000 Preferred Shares.



     2.3 By-laws. The By-laws of Michigan Borders Group as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.



     2.4 Directors and Officers. The directors and officers of Michigan Borders Group immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the By-laws of the Surviving Corporation.

                                      III

                         MANNER OF CONVERSION OF STOCK

     3.1 Borders Group Common Stock. Upon the Effective Date of the Merger, by virtue of the Merger and without any action by the Constituent Corporations or any other person, (i) each share of Borders Group Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one fully paid and nonassessable share of Common Stock of the Surviving Corporation, (ii) each restricted share of Borders Group Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one restricted share of Common Stock of the Surviving Corporation, subject to the same restrictions as were applicable prior to the Merger, (iii) each option or right to purchase a share of Borders Group Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one option or right, as the case may be, to purchase a share of Common Stock of the Surviving Corporation, and (iv) each Share Unit relating to Borders Group Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one Share Unit relating Common Stock of the Surviving Corporation.

     3.2 Michigan Borders Group Common Stock. Upon the Effective Date of the Merger, each share of Common Stock of Michigan Borders Group issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Michigan Borders Group, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.


     3.3 Exchange of Certificates. After the Effective Date of the Merger, the holder of an outstanding certificate representing shares of Borders Group Common Stock may, at such stockholder's option, surrender the same for cancellation to the Surviving Corporation and such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Borders Group Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Borders Group Common Stock were converted in the Merger.


     The registered owner on the books and records of the Surviving Corporation of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

                                       IV

                                    GENERAL

     4.1 Covenants of Michigan Borders Group. Michigan Borders Group covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) File any and all documents with the appropriate tax authority of the State of Delaware necessary for the assumption by Michigan Borders Group of all of the corporate and/or franchise tax liabilities of Borders Group; and

          (b) Take such other actions as may be required by the Michigan Business Corporation Act.

     4.2 Further Assurances. From time to time, as and when required by Michigan Borders Group or by its successors or assigns, there shall be executed and delivered on behalf of Borders Group such deeds and other instruments, and there shall be taken or caused to be taken by Michigan Borders Group and Borders Group such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Michigan Borders Group the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Borders Group and otherwise to carry out the purposes of this Agreement, and the officers and directors of Michigan Borders Group are fully authorized in the name and on behalf of Borders Group or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 FIRPTA Notification.


          (a) On or before the Effective Date of the Merger, Borders Group shall deliver to Michigan Borders Group, as agent for the stockholder of Michigan Borders Group, a properly executed statement in such form as reasonably requested by counsel for Michigan Borders Group and conforming to the requirements of Treasury Regulation Section 1.897-2(h)(1)(i) (the "Statement"). Michigan Borders Group shall, upon request, provide a copy thereof to the sole stockholder of Michigan Borders Group. In consequence of the approval of the Merger by the sole stockholder of Michigan Borders Group, (i) such shareholder shall be considered to have requested that the Statement be delivered to Michigan Borders Group as its agent and (ii) Michigan Borders Group shall be considered to have received a copy of the Statement at the request of the stockholder of Borders Group for purposes of satisfying Michigan Borders Group's' obligations under Treasury Regulation Section 1.1445-2(c)(3).


          (b) Borders Group shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

          (c) Borders Group hereby represents that it is not, and has not been at any time during the five year period preceding the Effective Date, a "United State real property holding corporation" as defined in Section 817 of the Internal Revenue Code of 1986, as amended.


     4.4 Tax Opinion a Condition Precedent. The Merger shall not be consummated unless, on or prior to the Effective Date of the Merger, Borders Group receives from Douglas D'Agostino, Director of Tax, Borders Group, Inc., an opinion that the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. In connection with the preparation of such opinion, (i) Borders Group and Michigan Borders Group shall, to the extent possible, make representations as reasonably requested by Douglas D'Agostino and (ii) Borders Group shall request that its stockholder complete a "Shareholder's Continuity of Interest Certificate" in such form as reasonably requested by Douglas D'Agostino.



     4.5 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Boards of Directors of Borders Group and Michigan Borders Group, notwithstanding the approval of this Agreement by the stockholders of Borders Group, the sole shareholder of Michigan Borders Group, or by both.



     4.6 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or a certificate in lieu thereof) with the applicable departments of the States of Michigan and Delaware, provided that an amendment made subsequent to the approval of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

     4.7 Registered Office. The registered office of the Surviving Corporation in the State of Michigan is located at 500 E. Washington, Ann Arbor, Michigan, 48104, and Thomas D. Carney is the registered agent of the Surviving Corporation at such address.


     4.8 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 500 E. Washington, Ann Arbor, Michigan 48104 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.


     4.9 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Michigan and, so far as applicable, the merger provisions of the Delaware Business Corporation Law.

     4.10 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Michigan Borders Group and Borders Group, Inc., is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                              MICHIGAN BORDERS GROUP
                                            a Michigan corporation

                                          By:/s/ ROBERT F. DIROMUALDO

                                            ------------------------------------
                                            Robert F. DiRomualdo
                                            Chairman

ATTEST:


/s/ THOMAS D. CARNEY

----------------------------------
Thomas D. Carney, Secretary

                                              BORDERS GROUP, INC.
                                            a Delaware corporation


                                          By:/s/ GEORGE R. MRKONIC


                                            ------------------------------------
                                            George R. Mrkonic
                                            Vice Chairman

ATTEST:


/s/ THOMAS D. CARNEY

----------------------------------
Thomas D. Carney, Secretary

                                                                      APPENDIX D

                           ARTICLES OF INCORPORATION


                                   ARTICLE I


     The name of the corporation is Michigan Borders Group, Inc.

                                   ARTICLE II

     The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan ("MBCA").

                                  ARTICLE III

     The total authorized shares:


          1. Common shares: 1,000



          2. Preferred shares: 100


          3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

A. COMMON STOCK

          1. Voting Rights. Except as otherwise required by law or by the Articles of Incorporation, each holder of Common Stock shall have one vote for each share of Common Stock held by a holder on all matters voted upon by the holders of Common Stock.

          2. Dividends. Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors in its discretion.

          3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of any Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.

B. PREFERRED STOCK

     The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and for such consideration or considerations as the Board of Directors may determine, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of

Directors, all except as otherwise required by law or the Articles of Incorporation, and including, without limiting the generality of the foregoing, the following:

          1. The distinctive designation and number of shares comprising such series.

          2. The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate.

          3. Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

          4. The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

          5. Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

          6. Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock or other securities of the Corporation, or the securities of any other corporation or entity, and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

          7. The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class upon any matter, including, without limitation, the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events.

          8. Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.

          9. Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Articles of Incorporation.

          10. All shares of Preferred Stock of any one series shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

C. GENERAL PROVISIONS

          1. No stockholder shall have any preemptive right to subscribe for additional issues of stock of the Corporation.

          2. Shares of any class or series of capital stock redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been issued and reacquired in any manner shall, upon compliance with any applicable provisions of the MBCA, be given the status of authorized and unissued shares of the same class undesignated as to series.

                                   ARTICLE IV

          1. The address of the current registered office of the Corporation is 500 East Washington Street, Ann Arbor, Michigan 48104.

          2. The name of the resident agent at the registered office is Thomas
     D. Carney.

                                   ARTICLE V

     The name and address of the incorporator is as follows:

      Borders Group, Inc.
      500 East Washington Street
      Ann Arbor, Michigan 48104

                                   ARTICLE VI

     The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the By-laws of the Corporation, the directors are empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the MBCA, these Articles of Incorporation and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such By-laws had not been adopted.

          (2) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-laws of the Corporation. The directors of the Corporation need not be elected by written ballot unless the By-laws so provide.

          (3) Special meetings of stockholders of the Corporation may be called only by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Articles of Incorporation, the term "Whole Board" shall mean the exact number of directors determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office.

          (4) Meetings of stockholders may be held within or without the State of Michigan, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the MBCA) outside the State of Michigan at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

                                  ARTICLE VII

     The Board of Directors is expressly empowered to adopt, amend or repeal By-laws of the Corporation. Any adoption, amendment or repeal of the By-laws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation.

                                  ARTICLE VIII

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 551(1) of the MBCA or (iv) any transaction from which the director derived an improper personal benefit. If the MBCA is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the MBCA, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE IX


     (1) The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by the MBCA, as the same exists or may hereafter be amended, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, personal representatives, executors or administrators) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.



     (2) The right to indemnification conferred in this Article IX shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the MBCA requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article IX or otherwise. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, personal representatives, executors and administrators.



     (3) The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation who are not directors or officers similar to those conferred in this Article IX to directors and officers of the Corporation.

     (4) The rights to indemnification and to the advancement of expenses conferred in this Article IX shall extend to the directors and officers of any predecessor corporation to the Corporation and shall not be exclusive of any other right which any person may have or hereafter acquire under the Articles of Incorporation, the By-laws, any statute, agreement, vote of stockholders or disinterested directors, or otherwise.



     (5) Any repeal or modification of this Article IX by the stockholders of the Corporation shall not adversely affect any rights to indemnification and advancement of expenses of a director or officer of the Corporation existing pursuant to this Article IX with respect to any acts or omissions occurring prior to such repeal or modification.


                                   ARTICLE X

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Michigan and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI

     The Corporation expressly elects not to be governed by Section 780 of the MBCA as to business combinations with interested stockholders.


     The incorporator signs its name this 2nd day of April, 1997.


                                          BORDERS GROUP, INC.


                                          By: /s/ THOMAS D. CARNEY

                                            ------------------------------------
                                              Thomas D. Carney
                                          Its: Vice President and Secretary

                                                                      APPENDIX E

                                    BY-LAWS
                                       OF
                          MICHIGAN BORDERS GROUP, INC.

                                   ARTICLE I

                                    OFFICES

     SECTION 1. Registered Office. The registered office of Michigan Borders Group, Inc. (hereinafter called the "Corporation") shall be in the City of Ann Arbor, County of Washtenaw, State of Michigan.

     SECTION 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Michigan as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Michigan as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     SECTION 2. Annual Meetings. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than 10 days nor more than 60 days before the date of the meeting.

     SECTION 3. Special Meetings. Unless otherwise prescribed by law or by the Articles of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called only by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the entire Board of Directors. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

     SECTION 4. Quorum. Except as otherwise provided by law or by the Articles of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

     SECTION 5. Voting. Unless otherwise required by law, the Articles of Incorporation or these By-Laws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat and each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     SECTION 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder at the time and place of the meeting during the whole time thereof.

     SECTION 7. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 8. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 8 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 8.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 8. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

     SECTION 9. Business at Annual Meetings. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized Committee thereof),
(b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 9.

     In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the date of the annual meeting of stockholders; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting be given to the stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholders notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 9, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 9 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 1. Number and Election of Directors. The Board of Directors shall consist of not less than three nor more than eleven members, with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders, and each director so elected shall hold office until the next annual meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. Directors need not be stockholders.

     SECTION 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

     SECTION 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

     SECTION 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Michigan. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, if there be one, the President, or by a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram or similar means of communication on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

     SECTION 5. Quorum. Except as may be otherwise specifically provided by law, the Articles of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 6. Actions of Board Without a Meeting. Unless otherwise provided by the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     SECTION 7. Meeting by Means of Conference Telephone. Unless otherwise provided by the Articles of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

     SECTION 8. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     SECTION 9. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the votes of such director are counted for such purpose if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors; or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV

                                   COMMITTEES

     SECTION 1. Audit Committee. There shall be an audit committee consisting of not less than two members of the Board of Directors who are not officers of the Corporation or any of its subsidiaries with the members thereof designated by the entire Board of Directors. The audit committee shall review and make recommendations regarding the Corporation's employment of independent accountants, the annual audit of the Corporation's financial statements and the Corporation's internal controls, accounting practices and policies. From time to time, as considered necessary and desirable, the committee shall confer with such accountants for the exchanging of views relating to the scope and results of the auditing of books and accounts of the Corporation and shall provide to the Board of Directors such assistance as may be required with respect to the corporate and reporting practices of the Corporation. The audit committee shall perform such other duties as the Board of Directors may prescribe.

     SECTION 2. Compensation Committee. There shall be a compensation committee consisting of not less than two members of the Board of Directors who are not officers of the Corporation or any of its subsidiaries with the members thereof designated by the entire Board of Directors. The compensation committee shall make recommendations to the Board of Directors regarding the nature and amount of compensation for executive officers of the Corporation and, as may be prescribed by the Board of Directors, administer certain of the Corporation's employee benefit plans. The compensation committee shall perform such other duties as the Board of Directors may prescribe.

     SECTION 3. Committee Vacancies; Quorum, Voting and Procedures. Each member of a committee shall serve at the pleasure of the Board of Directors, and vacancies on a committee may be filled by the Board of Directors at any time. The Board of Directors may also increase the number of members of a committee at any time. A majority of all members of a committee shall constitute a quorum, and the affirmative vote of a majority of all the members of a committee shall constitute the action of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not a quorum is constituted, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Each committee shall determine its own rules of procedure and shall meet as provided by such rules, or by resolution of the Board of Directors, or on the call of any member thereof. Each committee shall keep regular minutes and report to the Board of Directors when required.

     SECTION 4. Other Committees. From time to time, the Board of Directors may constitute and appoint any other committee or committees which the Board of Directors may deem necessary or proper for the conduct of the Corporation's business. Any such committee created by the Board of Directors shall have such duties, powers and authority as shall be specified in the resolution constituting such committee.

                                   ARTICLE V

                                    OFFICERS

     SECTION 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board (who must be a director), a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Articles of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board, need such officers be directors of the Corporation.

     SECTION 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or a committee thereof.

     SECTION 3. Voting Securities Owed by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors, may, by resolution, from time to time confer like powers upon any other person or persons.

     SECTION 4. Chief Executive and Chief Operating Officers. The Board of Directors shall designate one of the Corporation's officers as the chief executive officer and may, from time to time, but shall not be required to do so, designate one of the officers as the chief operating officer. In the absence of any designation, the President shall serve as the chief executive officer. Subject to the direction of the Board of Directors, the chief executive officer shall have general supervision of the Corporation's business, departments, officers, and employees, and shall prescribe duties of other officers and employees insofar as they are not specified by the By-Laws or by the Board of Directors. The chief executive officer shall preside at all meetings of the stockholders and Board of Directors. The chief operating officer shall have such duties as may be designated by the chief executive officer or by the Board of Directors.

     SECTION 5. Chairman of the Board. The Chairman of the Board shall perform such duties as may be designated by the chief executive officer or by the Board of Directors. In the chief executive officer's absence or disability, the Chairman shall preside at meetings of the stockholders and Board of Directors.

     SECTION 6. Vice Chairman of the Board. The Vice Chairman of the Board shall perform such duties as may be designated by the chief executive officer or by the Board of Directors. In the chief executive officer's and Chairman's absence or disability, the Vice Chairman shall preside at meetings of the stockholders and Board of Directors.

     SECTION 7. President. The President shall perform such duties as may be designated by the chief executive officer or by the Board of Directors, and shall have authority to execute on behalf of the Corporation any and all contracts, agreements, bonds, deeds, mortgages, leases or other obligations of the Corporation. In the absence or incapacity of the President, the Board of Directors shall determine which other officer shall perform the duties of that office.

     SECTION 8. Vice Presidents. The Vice Presidents shall perform such duties as may be designated by the chief executive officer, subject to the direction of the Board of Directors. Any Vice President shall have authority to execute on behalf of the Corporation any and all contracts, agreements, bonds, deeds, mortgages, leases or other obligations of the Corporation.

     SECTION 9. Treasurer. The Treasurer shall have the custody of and the responsibility for all funds and securities of the Corporation, subject to the control of the Board of Directors. The Treasurer shall keep bank accounts in the name of the Corporation. The Treasurer shall perform all duties incident to the position of Treasurer, subject to the control of the Board of Directors, and shall have authority to sign and endorse all notes, checks, drafts and other obligations of the Corporation.

     SECTION 10. Secretary. The Secretary shall keep a record in proper books provided for that purpose of all the meetings and proceedings of the Board of Directors and the minutes of the stockholders meetings, and shall keep such other records and shall perform such other duties as the Board of Directors or the chief executive officer shall designate. The Secretary shall notify the directors and stockholders of their respective meetings, shall attend to the giving and service of all notices of the Corporation, and shall in general do and perform all the duties pertaining to the office, subject to the control of the Board of Directors.

     SECTION 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the chief executive officer or the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                   ARTICLE VI

                                     STOCK

     SECTION 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation
(i) by the Chairman of the Board, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by the holder in the Corporation.

     SECTION 2. Signatures. When a certificate is countersigned by (i) a transfer agent other than the Corporation or its employees, or (ii) a registrar other than the Corporation or its employees, any other signature on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person was such officer, transfer agent or registrar at the date of issue.

     SECTION 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

     SECTION 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     SECTION 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII

                                    NOTICES

     SECTION 1. Notices. Whenever written notice is required by law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

     SECTION 2. Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     SECTION 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock.

     SECTION 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     SECTION 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Michigan". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 5. Control Share Acquisitions. Chapter 7B of the Michigan Business Corporation Act (being Section 450.1790 through 450.1799 of Michigan Compiled
Laws) shall not apply to control share acquisitions of shares of the Corporation's capital stock.

                                   ARTICLE IX

                                   AMENDMENTS

     SECTION 1. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

     SECTION 2. Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the exact number of directors determined pursuant to Section 1 of Article III.

PROXY
                                                        BORDERS GROUP, INC.
                                      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                                          THE MAY 15, 1997, ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Robert F. DiRomualdo, George R. Mrkonic and Thomas D. Carney, or any of them, with full power of substitution, as Proxies, and hereby authorizes them to represent the undersigned and to vote all shares of common stock of Borders
Group, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Borders Group, Inc. to be held on May
15, 1997, or any adjournment or postponement thereof, upon all matters that may properly come before the Meeting.

Your vote with respect to the following matters may be indicated on the reverse side:

1.  Election of two Class II directors, nominees: Larry Pollock and George R. Mrkonic,

2.  Approval of the Borders Group, Inc. Stock Option Plan,

3.  Approval of an amendment to the Borders Group, Inc. Stock Option Plan to increase the number shares available for broad-based grants,

4.  Approval of an amendment to the Borders Group, Inc. Stock Option Plan to increase the number shares available for compensation replacement options,

5.  Approval of the Borders Group, Inc. Annual Incentive Bonus Plan, and

6.  Approval of a change in the state of incorporation of Borders Group, Inc. from Delaware to Michigan, which includes the elimination of the staggered Board and an increase in the authorized shares.

YOU MAY SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO
VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND
RETURN THIS CARD.                                                                                               SEE REVERSE SIDE

-----------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

/X/ PLEASE MARK YOUR                                                                                                        5992
    VOTES AS IN THIS
    EXAMPLE.

    This proxy when properly executed will be voted in the manner directed below on Items 1-6. If no direction is made, this proxy will be voted FOR the election of the nominees for Class II Directors and FOR the approval of Items 2-6. As to any other business that may come before the Annual Meeting or any adjournment thereof, this Proxy will be voted in the discretion of the proxies.

                   The Board of Directors recommends a vote "FOR" the nominees for election as Class II directors and "FOR" Items 2-6 described in the proxy statement.

                   FOR   WITHHELD                            FOR  AGAINST  ABSTAIN                               FOR AGAINST ABSTAIN
1. Election of     / /     / /       2. Approval of the      / /    / /      / /     3. Approval of an Amendment / /   / /     / /
   two Class II                         Borders Group, Inc.                             to the Borders Group,
   directors                            Stock Option Plan.                              Inc. Stock Option Plan
                                                                                        to increase the number
For, except vote withheld from the      Nominees: Larry Pollack and                     of shares available for
following nominees(s):                            George R. Mrkonic.                    broad-based grants.

                                                                                     4. Approval of an Amendment / /   / /     / /
__________________________________                                                      to the Borders Group,
                                                                                        Inc. Stock Option Plan
                                                                                        to increase the number
                                                                                        of shares available for
                                                                                        compensation replacement
                                                                                        options.

                                                                                     5. Approval of the Borders  / /   / /     / /
                                                                                        Group, Inc. Annual
                                                                                        Incentive Bonus Plan.

                                                                                     6. Approval of a change in  / /   / /     / /
                                                                                        the state of incorporation
                                                                                        of Borders Group, Inc.
                                                                                        from Delaware to Michigan.

                                                                                     The undersigned hereby revokes all proxies
                                                                                     previously given by the undersigned to vote at
                                                                                     the Annual Meeting or any adjournments thereof.

                                                                                     (Please sign exactly as name appears above.
                                                                                     Joint owners should all sign. Executors,
                                                                                     administrators, trustees, etc. should so
                                                                                     indicate when signing. If signer is a
                                                                                     corporation, sign full corporate name by duly
                                                                                     authorized officer who adds his or her name
                                                                                     and title.)

                                                                                     _____________________________________________

                                                                                     _____________________________________________
                                                                                        SIGNATURE(S)                   DATE
-----------------------------------------------------------------------------------------------------------------------------------
                                                        FOLD AND DETACH HERE

PLEASE SIGN AND DATE THE PROXY, DETACH IT, AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING. THE ENCLOSED RETURN ENVELOPE DOES NOT REQUIRE ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.